--------------------------------------------------------------------------------
                                                     Free Writing Prospectus for
                                 Carrington Mortgage Loan Trust, Series 2006-NC3
                           (filed pursuant to Rule 433; SEC file No. 333-134218)

SUBJECT TO REVISION Dated July 31, 2006

         [LOGO OMITTED]
             CCM
CARRINGTON CAPITAL MANAGEMENT

MBS NEW ISSUE TERM SHEET

$1,561,439,000 (APPROXIMATE)

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CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3
ASSET-BACKED PASS-THROUGH CERTIFICATES

--------------------------------------------------------------------------------

CARRINGTON SECURITIES, LP
Sponsor

NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
Originators

NEW CENTURY MORTGAGE CORPORATION
Servicer

STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
Depositor

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3
Issuing Entity

JULY 31, 2006

--------------------------------------------------------------------------------
Carrington Investment Services, LLC                                          CIS

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The information in this free writing prospectus, if conveyed prior to the time of your contractual commitment to purchase any of the Offered Certificates described herein, supersedes any information contained in any prior similar materials relating to the Offered Certificates. The information in this free writing prospectus is preliminary, and is subject to completion or change by information contained in a preliminary prospectus relating to the Offered
Certificates. This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement. This free writing prospectus is being delivered to you solely to provide you with information about the offering of the Offered
Certificates referred to in this free writing prospectus and to solicit an offer to purchase the Offered Certificates, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the Offered Certificates, until we have conveyed to you a preliminary prospectus relating to the Offered Certificates and we have accepted your offer to purchase Offered Certificates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The Offered Certificates referred to in these materials are being offered when, as and if issued. The depositor is not obligated to issue such Offered
Certificates or any similar security and the underwriter's obligation to deliver such Offered Certificates is subject to the terms and conditions of the underwriting agreement with the depositor and the availability of such Offered
Certificates when, as and if issued by the issuing entity. You are advised that the terms of the Offered Certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of Offered Certificates may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. You are advised that Offered Certificates may not be issued that have the characteristics described in these materials. The underwriter's obligation to sell such Offered Certificates to you is conditioned on the mortgage loans and Offered Certificates having the characteristics described in these materials. If for any reason the issuing entity does not deliver such
Offered Certificates, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the Offered Certificates which you have committed to purchase, and none of the issuing entity nor any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SECURITIES AND EXCHANGE COMMISSION (THE SEC) FOR THE OFFERING TO WHICH THIS
COMMUNICATION RELATES. BEFORE YOU INVEST, YOU SHOULD READ THE PROSPECTUS IN THAT
REGISTRATION STATEMENT AND OTHER DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC
FOR MORE COMPLETE INFORMATION ABOUT THE DEPOSITOR AND THE OFFERING. YOU MAY GET
THESE DOCUMENTS AT NO CHARGE BY VISITING EDGAR ON THE SEC WEB SITE AT
WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER
PARTICIPATING IN THE OFFERING WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO
CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-803-9204.

                                        1
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                          $1,561,439,000 (APPROXIMATE)

--------------------------------------------------------------------------------
                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3
                     ASSET-BACKED PASS-THROUGH CERTIFICATES
--------------------------------------------------------------------------------

                            CARRINGTON SECURITIES, LP
                                     Sponsor

             NEW CENTURY MORTGAGE CORPORATION & HOME123 CORPORATION
                                   Originators

                        NEW CENTURY MORTGAGE CORPORATION
                                    Servicer

                    STANWICH ASSET ACCEPTANCE COMPANY, L.L.C.
                                    Depositor

                 CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3
                                 Issuing Entity

TRANSACTION HIGHLIGHTS
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                                                                                                   PRINCIPAL
                                                                                AVG LIFE(2)       DISTRIBUTION         INITIAL
  OFFERED                                                    EXPECTED RATINGS    CALL(1) /         WINDOW (2)          CREDIT
  CLASSES      BALANCE(3)     DESCRIPTION(4)   BENCHMARK    (MOODY'S/S&P/FITCH)     MAT          CALL(1) / MAT       SUPPORT (%)
-----------------------------------------------------------------------------------------------------------------------------------

    A-1       $571,273,000       FLT/SEN        1M LIBOR     Aaa / AAA / AAA    1.00 / 1.00     1 - 20 / 1 - 20         25.85
-----------------------------------------------------------------------------------------------------------------------------------
    A-2       $345,073,000       FLT/SEN        1M LIBOR     Aaa / AAA / AAA    2.00 / 2.00    20 - 28 / 20 - 28        25.85
-----------------------------------------------------------------------------------------------------------------------------------
    A-3       $199,331,000       FLT/SEN        1M LIBOR     Aaa / AAA / AAA    3.00 / 3.00    28 - 70 / 28 - 70        25.85
-----------------------------------------------------------------------------------------------------------------------------------
    A-4        $85,991,000       FLT/SEN        1M LIBOR     Aaa / AAA / AAA    6.11 / 8.44    70 - 73 / 70 - 174       25.85
-----------------------------------------------------------------------------------------------------------------------------------
    M-1        $91,563,000       FLT/MEZZ       1M LIBOR     Aa1 / AA+ / AA+    5.09 / 5.58    51 - 73 / 51 - 151       20.20
-----------------------------------------------------------------------------------------------------------------------------------
    M-2        $84,271,000       FLT/MEZZ       1M LIBOR      Aa2 / AA / AA     4.65 / 5.12    45 - 73 / 45 - 142       15.00
-----------------------------------------------------------------------------------------------------------------------------------
    M-3        $25,119,000       FLT/MEZZ       1M LIBOR     Aa3 / AA- / AA-    4.50 / 4.95    43 - 73 / 43 - 132       13.45
-----------------------------------------------------------------------------------------------------------------------------------
    M-4        $42,135,000       FLT/MEZZ       1M LIBOR       A1 / A+ / A+     4.44 / 4.87    41 - 73 / 41 - 129       10.85
-----------------------------------------------------------------------------------------------------------------------------------
    M-5        $30,791,000       FLT/MEZZ       1M LIBOR        A2 / A / A      4.38 / 4.78    40 - 73 / 40 - 121        8.95
-----------------------------------------------------------------------------------------------------------------------------------
    M-6        $23,499,000       FLT/MEZZ       1M LIBOR       A3 / A- / A-     4.35 / 4.73    39 - 73 / 39 - 115        7.50
-----------------------------------------------------------------------------------------------------------------------------------
    M-7        $23,499,000       FLT/MEZZ       1M LIBOR    Baa1 / BBB+ / BBB+  4.32 / 4.66    39 - 73 / 39 - 109        6.05
-----------------------------------------------------------------------------------------------------------------------------------
    M-8        $17,016,000       FLT/MEZZ       1M LIBOR     Baa1 / BBB / BBB   4.30 / 4.60    38 - 73 / 38 - 102        5.00
-----------------------------------------------------------------------------------------------------------------------------------
    M-9        $21,878,000       FLT/MEZZ       1M LIBOR    Baa2 / BBB- / BBB-  4.28 / 4.51    38 - 73 / 38 - 95         3.65
-----------------------------------------------------------------------------------------------------------------------------------
  M-10(5)      $18,637,000       FLT/MEZZ       1M LIBOR     Baa3 / BB+ / BB+   4.27 / 4.37    37 - 73 / 37 - 85         2.50
-----------------------------------------------------------------------------------------------------------------------------------

1.    Certificates are priced to the 10% optional clean-up call.

2.    Based on the pricing prepayment assumption described herein.

3.    Certificate sizes are approximate, subject to a +/- 5% variance in the outstanding principal balance of the Mortgage Loans.

4.    For the Interest Accrual Period for each Distribution Date after the date on which the aggregate principal balance of the Mortgage Loans remaining in the mortgage pool is reduced to less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the related margin will increase to 2.0 times the related margin for each
      Class A Certificate and 1.5 times for any Mezzanine Certificate.

5.    The Class M-10 Certificates are not offered hereby.

PRICING PREPAYMENT ASSUMPTION

2-YEAR AND SHORTER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-22; 60.0%
CPR for months 23-27; 35.0% CPR for months 28 and thereafter.

3-YEAR AND LONGER FIXED RATE PERIOD ADJUSTABLE-RATE MORTGAGE LOANS: 2.0% CPR in
month 1, building to 30.0% CPR by month 12; 30.0% CPR for months 13-34; 60.0%
CPR for months 35-39; 35.0% CPR for months 40 and thereafter.

FIXED-RATE MORTGAGE LOANS: 4.0% CPR growing to 23.0% CPR over 12 months and remaining at 23.0% CPR thereafter.

                                        2
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRANSACTION OVERVIEW
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ISSUING ENTITY:              Carrington Mortgage Loan Trust, Series 2006-NC3.

DEPOSITOR:                   Stanwich Asset Acceptance Company, L.L.C.

SPONSOR:                     Carrington Securities, LP.

ORIGINATORS:                 New Century Mortgage Corporation & Home123
                             Corporation.

SERVICER:                    New Century Mortgage Corporation.

TRUSTEE:                     Wells Fargo Bank, N.A.

CUSTODIAN:                   Deutsche Bank National Trust Company.

LEAD MANAGER:                Bear, Stearns & Co. Inc.

CO-MANAGER:                  Citigroup Global Markets Inc.

SELECTED DEALER              Carrington Investment Services, LLC.

SWAP COUNTERPARTY:           Swiss Re Financial Products Corporation.

RESPONSIBLE PARTY:           NC Capital Corporation. The responsible party makes
                             certain representations and warranties with respect
                             to the Mortgage Loans and has certain obligations
                             with respect to the repurchase and substitution of
                             the Mortgage Loans.

OFFERED CERTIFICATES:        Approximately $1,201,668,000 senior floating-rate
                             certificates consisting of the Class A-1, Class
                             A-2, Class A-3 and Class A-4 Certificates
                             (together, the "Class A Certificates") and
                             approximately $359,771,000 mezzanine floating rate
                             certificates consisting of the Class M-1, Class
                             M-2, Class M-3, Class M-4, Class M-5, Class M-6,
                             Class M-7, Class M-8 and Class M-9 Certificates
                             (together with the Class M-10 Certificates, the
                             "Class M Certificates" or the "Mezzanine
                             Certificates"). The Class A Certificates and the
                             Mezzanine Certificates (other than the Class M-10
                             Certificates) are referred to herein as the
                             "Offered Certificates". The Offered Certificates
                             and the Class M-10 Certificates are backed by
                             adjustable-rate and fixed-rate, interest-only,
                             balloon and fully-amortizing, first lien and second
                             lien, closed-end, subprime, mortgage loans (the
                             "Mortgage Loans").

NON-OFFERED CERTIFICATES:    The Class M-10, Class CE, Class P and Class R
                             Certificates will not be offered pursuant to the
                             Preliminary Prospectus or the prospectus.

                                        3
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

MORTGAGE LOANS:              As of August 1, 2006, the Mortgage Loans will
                             consist of approximately 7,548 adjustable-rate
                             and fixed-rate, interest-only, balloon and
                             fully-amortizing, first and second lien,
                             closed-end, subprime mortgage loans, with a
                             scheduled principal balance of approximately
                             $1,620,590,236.

                             No Mortgage Loan that is 30 or more days delinquent
                             in the payment of principal and/or interest as of
                             the Cut-off Date will be included in the mortgage
                             pool as of the Closing Date.

                             To Carrington Securities, LP's knowledge,
                             approximately 32.60% of the first-lien Mortgage
                             Loans are secured by mortgaged properties with
                             respect to which second-lien mortgage loans were
                             originated at the same time as the first-lien
                             Mortgage Loan. These second-lien mortgage loans may
                             or may not be part of the mortgage pool. The owners
                             of the mortgaged properties may obtain second-lien
                             mortgage loans at any time without the Sponsor's
                             knowledge and, thus, more mortgaged properties than
                             described above may also secure second-lien
                             mortgage loans.

EXPECTED PRICING DATE:       On or about August 3, 2006.

CLOSING DATE:                On or about August 10, 2006.

CUT-OFF DATE:                August 1, 2006.

DISTRIBUTION DATE:           The 25th day of each month (or if such 25th day is
                             not a business day, the next succeeding business
                             day) commencing in September 2006.

RECORD DATE:                 The business day immediately preceding each
                             Distribution Date.

DELAY DAYS:                  Zero days on all Class A and Mezzanine
                             Certificates.

DUE PERIOD:                  The Due Period with respect to any Distribution
                             Date commences on the second day of the month
                             immediately preceding the month in which such
                             Distribution Date occurs and ends on the first day
                             of the month in which such Distribution Date
                             occurs.

INTEREST ACCRUAL PERIOD:     The Interest Accrual Period for any Distribution
                             Date and for the Class A Certificates and Mezzanine
                             Certificates is the period commencing on the
                             Distribution Date of the month immediately
                             preceding the month in which the Distribution Date
                             occurs or, in the case of the first Distribution
                             Date, commencing on the Closing Date, and ending on
                             the day preceding the Distribution Date. All
                             distributions of interest on the Class A
                             Certificates and Mezzanine Certificates will be
                             based on a 360-day year and the actual number of
                             days in the applicable Interest Accrual Period.

                                        4
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

PREPAYMENT PERIOD:           The Prepayment Period with respect to any
                             Distribution Date is the calendar month immediately
                             preceding the month in which the Distribution Date
                             occurs.

ERISA CONSIDERATIONS:        Subject to the considerations described in "Certain
                             ERISA Considerations" in the Preliminary Prospectus
                             (specifically, in both the preliminary prospectus
                             supplement and in the prospectus which together
                             comprise the Preliminary Prospectus), the Class A-1
                             and Class A-2 Certificates are expected to be
                             eligible for purchase by persons investing assets
                             of employee benefit plans, individual retirement
                             accounts or other retirement accounts or
                             arrangements, provided that certain conditions are
                             met. The depositor does not intend to rely on the
                             Underwriter Exemption, as described in "Certain
                             ERISA Considerations" in the Preliminary Prospectus
                             (specifically, in both the preliminary prospectus
                             supplement and in the prospectus which together
                             comprise the Preliminary Prospectus), for the
                             purchase and holding of the Class A-1 and Class A-2
                             Certificates prior to the termination of the swap
                             agreement described in the Preliminary Prospectus.
                             Fiduciaries of plans subject to ERISA or Section
                             4975 of the Internal Revenue Code are encouraged to
                             consult with their legal advisors before investing
                             in the Class A-1 or Class A-2 Certificates.

                             Until the swap agreement terminates in January,
                             2012, the Class A-3 Certificates, the Class A-4
                             Certificates and the Mezzanine Certificates may not
                             be purchased by or transferred to pension,
                             profit-sharing or other employee benefit plans
                             subject to ERISA, as well as individual retirement
                             accounts, Keogh plans and other plans subject to
                             Section 4975 of the Internal Revenue Code, as well
                             as any entity holding "plan assets" of any of the
                             foregoing (each, a "Benefit Plan"). Each purchaser
                             and transferee of a Class A-3 Certificate, a Class
                             A-4 Certificate or a Mezzanine Certificate or any
                             interest therein will be deemed to have
                             represented, by virtue of its acquisition or
                             holding of such certificate or interest therein,
                             that it is not a Benefit Plan.

LEGAL INVESTMENT:            The Offered Certificates will NOT constitute
                             "mortgage related securities" for the purposes of
                             the Secondary Mortgage Market Enhancement Act of
                             1984 ("SMMEA").

TAX STATUS:                  For federal income tax purposes, each Offered
                             Certificate will represent beneficial ownership of
                             a REMIC regular interest.

FORM OF REGISTRATION:        Book-entry form through DTC, Clearstream and
                             Euroclear.

MINIMUM DENOMINATIONS:       Class A and Class M-1 Certificates: $100,000 and
                             integral multiples of $1 in excess thereof.

                             Class M-2, Class M-3, Class M-4, Class M-5, Class
                             M-6, Class M-7, Class M-8, Class M-9 and Class M-10
                             Certificates: $250,000 and integral multiples of $1
                             in excess thereof.

                                        5
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

OPTIONAL TERMINATION:        At its option, the majority holder of the Class CE
                             Certificates, in accordance with the terms of the
                             pooling and servicing agreement, may purchase all
                             of the Mortgage Loans, together with any properties
                             in respect of such Mortgage Loans acquired on
                             behalf of the trust, and thereby effect termination
                             and early retirement of the certificates, after the
                             aggregate principal balance of (i) the Mortgage
                             Loans remaining in the trust at the time of such
                             purchase, and (ii) properties acquired in respect
                             of such Mortgage Loans has been reduced to less
                             than 10% of the aggregate principal balance of the
                             Mortgage Loans as of the Cut-off Date.

ADMINISTRATIVE FEE RATES:    The sum of (i) the "Servicing Fee", calculated
                             at the "Servicing Fee Rate" of 0.500% per
                             annum, and (ii) the "Trustee Fee" calculated at
                             the "Trustee Fee Rate" of 0.0025% per annum.
                             Administrative Fees will be paid monthly on the
                             stated principal balance of the Mortgage Loans.

RIGHTS OF THE HOLDER OF      Pursuant to the pooling and servicing agreement,
THE CLASS CE CERTIFICATES:   the Servicer will provide the holder of the Class
                             CE Certificates (in such capacity, the "CE Holder")
                             with certain supplemental reporting and the CE
                             Holder will have the right to direct the Servicer's
                             actions with respect to defaulted mortgage loans.
                             In addition, the CE Holder will have the right to
                             consent to the appointment of any subservicer. The
                             CE Holder will rely upon mortgage loan data that is
                             provided to it by the Servicer in performing its
                             advisory and monitoring functions.

PRINCIPAL & INTEREST         The Servicer is required to advance delinquent
ADVANCES:                    payments of principal and interest on the Mortgage
                             Loans to the extent such amounts are deemed
                             recoverable. The Servicer is entitled to be
                             reimbursed for such advances, and therefore these
                             advances are not a form of credit enhancement.

SERVICING ADVANCES:          The Servicer will pay all out-of-pocket costs
                             related to its obligations, including, but not
                             limited to: (i) expenses in connection with a
                             foreclosed Mortgage Loan prior to the liquidation
                             of such loan, (ii) the costs of any judicial
                             proceedings, including foreclosures and (iii) the
                             cost of managing and liquidating property acquired
                             in relation to the Mortgage Loans, as long as it
                             deems all such costs to be recoverable. The
                             Servicer is entitled to be reimbursed for these
                             advances, and therefore these advances are not a
                             form of credit enhancement.

COMPENSATING INTEREST:       The Servicer is required to pay Compensating
                             Interest up to the amount of the Servicing Fee to
                             cover Prepayment Interest Shortfalls due to
                             principal prepayments in full on the Mortgage
                             Loans.

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT:          1. Excess Spread
                             2. Overcollateralization
                             3. Subordination

                             The trust will also enter into the Swap Agreement
                             for the benefit of the Class A Certificates and
                             Class M Certificates.

                                        6
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

OVERCOLLATERALIZATION        The Overcollateralization Amount with respect to
AMOUNT:                      any Distribution Date is the excess, if any, of (a)
                             the aggregate principal balance of the Mortgage
                             Loans (including Mortgage Loans related to any REO
                             Property) as of the last day of the related Due
                             Period over (b) the sum of the aggregate
                             Certificate Principal Balance of the Class A
                             Certificates, the Mezzanine Certificates and the
                             Class P Certificates, after giving effect to
                             distributions to be made on such Distribution Date.

OVERCOLLATERALIZATION        The Overcollateralization Target Amount with
TARGET AMOUNT:               respect to any Distribution Date is (a) prior to
                             the Stepdown Date, an amount equal to 2.50% of the
                             aggregate principal balance of the Mortgage Loans
                             as of the Cut-off Date; (b) on or after the
                             Stepdown Date, provided a Trigger Event is not in
                             effect, the greater of (i) 5.00% of the then
                             current aggregate outstanding principal balance of
                             the Mortgage Loans as of the last day of the
                             related Due Period and (ii) the
                             Overcollateralization Floor Amount; or (c) on or
                             after the Stepdown Date and if a Trigger Event is
                             in effect, the Overcollateralization Target Amount
                             for the immediately preceding Distribution Date.
                             Notwithstanding the foregoing, on and after any
                             Distribution Date following the reduction of the
                             aggregate Certificate Principal Balance of the
                             Class A Certificates, Mezzanine Certificates and
                             Class P Certificates to zero, the
                             Overcollateralization Target Amount will be zero.

OVERCOLLATERALIZATION        An amount equal to 0.50% of the aggregate principal
FLOOR AMOUNT:                balance of the Mortgage Loans as of the Cut-off
                             Date.

OVERCOLLATERALIZATION        An Overcollateralization Increase Amount with
INCREASE AMOUNT:             respect to any Distribution Date equals the lesser
                             of (a) the sum of (i) the Net Monthly Excess
                             Cashflow for such Distribution Date and (ii)
                             payments made by the Swap Counterparty and
                             available for distribution pursuant to item (7)
                             under "Payments under the Swap Agreement" below for
                             such Distribution Date and (b) the amount, if any,
                             by which the Overcollateralization Target Amount
                             exceeds the Overcollateralization Amount on such
                             Distribution Date (calculated for this purpose only
                             after assuming that 100% of the Principal
                             Remittance Amount on such Distribution Date has
                             been distributed).

OVERCOLLATERALIZATION        An Overcollateralization Reduction Amount with
REDUCTION AMOUNT:            respect to any Distribution Date is the lesser of
                             (a) the Principal Remittance Amount on such
                             Distribution Date and (b) the excess, if any, of
                             (i) the Overcollateralization Amount for such
                             Distribution Date (calculated for this purpose only
                             after assuming that 100% of the Principal
                             Remittance Amount on such Distribution Date has
                             been distributed) over (ii) the
                             Overcollateralization Target Amount for such
                             Distribution Date.

STEPDOWN DATE:               The later to occur of (x) the Distribution Date
                             occurring in September 2009 and (y) the first
                             Distribution Date on which the Credit Enhancement
                             Percentage with respect to the Class A Certificates
                             (calculated for this purpose only prior to any
                             distribution of the Principal Distribution Amount
                             to the holders of the certificates then entitled to
                             distributions of principal on the related
                             Distribution Date) is greater than or equal to
                             approximately 51.70%.

CREDIT SUPPORT DEPLETION     The first Distribution Date on which the
DATE:                        Certificate Principal Balances of the Mezzanine and
                             Class CE Certificates have been reduced to zero.

                                        7
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

CREDIT ENHANCEMENT           The Credit Enhancement Percentage for any
PERCENTAGE:                  Distribution Date and for any class of certificates
                             is the percentage obtained by dividing (x) the
                             aggregate Certificate Principal Balance of the
                             classes of certificates with a lower distribution
                             priority than such class, calculated after taking
                             into account payments of principal on the Mortgage
                             Loans and distribution of the Principal
                             Distribution Amount to the holders of the
                             certificates then entitled to distributions of
                             principal on the related Distribution Date, by (y)
                             the aggregate principal balance of the Mortgage
                             Loans as of the last day of the related Due Period.

                                 -------------------------------------------
                                                         TARGETED ON AND
                                   CLASS     INITIAL   AFTER STEPDOWN DATE
                                 -------------------------------------------
                                     A        25.85          51.70
                                 -------------------------------------------
                                    M-1       20.20          40.40
                                 -------------------------------------------
                                    M-2       15.00          30.00
                                 -------------------------------------------
                                    M-3       13.45          26.90
                                 -------------------------------------------
                                    M-4       10.85          21.70
                                 -------------------------------------------
                                    M-5        8.95          17.90
                                 -------------------------------------------
                                    M-6        7.50          15.00
                                 -------------------------------------------
                                    M-7        6.05          12.10
                                 -------------------------------------------
                                    M-8        5.00          10.00
                                 -------------------------------------------
                                    M-9        3.65           7.30
                                 -------------------------------------------
                                   M-10        2.50           5.00
                                 -------------------------------------------

TRIGGER EVENT:               With respect to any Distribution Date on or after
                             the Stepdown Date, a Trigger Event is in effect if:

                               1)  the percentage obtained by dividing (i) the
                                   Rolling Three-Month Delinquency Average plus
                                   the aggregate principal balance of the
                                   Mortgage Loans that, as of the last day of
                                   the previous calendar month, are in
                                   foreclosure, have been converted to REO
                                   Properties or have been discharged due to
                                   bankruptcy, by (ii) the aggregate principal
                                   balance of the Mortgage Loans (including
                                   Mortgage Loans related to REO Property) as of
                                   the last day of the previous calendar month,
                                   exceeds 34.00% of the then Credit Enhancement
                                   Percentage with respect to the Class A
                                   Certificates for the prior Distribution Date;
                                   or

                               2)  the aggregate amount of Realized Losses
                                   incurred since the Cut-Off Date through the
                                   last day of the related Due Period (reduced
                                   by the aggregate amount of Subsequent
                                   Recoveries received since the Cut-Off Date
                                   through the last day of the related Due
                                   Period) divided by the aggregate principal
                                   balance of the Mortgage Loans as of the
                                   Cut-Off Date exceeds the applicable
                                   percentages set forth below with respect to
                                   such Distribution Date.

                               -------------------------------------------------
                                        DISTRIBUTION DATE
                                          OCCURRING IN              PERCENTAGE
                               -------------------------------------------------
                                September 2009 through August 2010     3.05%
                               -------------------------------------------------
                                September 2010 through August 2011     4.80%
                               -------------------------------------------------
                                September 2011 through August 2012     6.20%
                               -------------------------------------------------
                                  September 2012 and thereafter        6.95%
                               -------------------------------------------------

                                        8
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ENHANCEMENT
--------------------------------------------------------------------------------

SUBSEQUENT RECOVERIES:       Subsequent Recoveries are unanticipated amounts
                             received on a liquidated Mortgage Loan that
                             resulted in a Realized Loss in a prior month. If
                             Subsequent Recoveries are received, they will be
                             included as part of the Principal Remittance Amount
                             for the following Distribution Date and distributed
                             in accordance with the priorities described in this
                             term sheet. In addition, after giving effect to all
                             distributions on a Distribution Date, the amount of
                             such Subsequent Recoveries will increase the
                             Certificate Principal Balance first, of the Class A
                             Certificates then outstanding, if a Realized Loss
                             has been allocated to the Class A Certificates, on
                             a pro-rata basis by the amount of such Subsequent
                             Recoveries, and second, of the class of Mezzanine
                             Certificates then outstanding with the highest
                             distribution priority to which a Realized Loss was
                             allocated. Thereafter, such class of Class A and
                             Mezzanine Certificates will accrue interest on the
                             increased Certificate Principal Balance.

REO PROPERTY:                REO Property is mortgaged property acquired by the
                             Servicer through foreclosure or deed-in-lieu of
                             foreclosure.

ROLLING THREE-MONTH          With respect to any Distribution Date, the average
DELINQUENCY AVERAGE:         aggregate principal balance of the Mortgage Loans
                             delinquent 60 days or more for each of the three
                             (or one and two, in the case of the first and
                             second Distribution Dates, respectively)
                             immediately preceding months.

--------------------------------------------------------------------------------
DISTRIBUTION OF INTEREST
--------------------------------------------------------------------------------

INTEREST DISTRIBUTION        On each Distribution Date, the Interest Remittance
PRIORITY:                    Amount will be distributed in the following order
                             of priority:

                               1)  To the holders of each class of Class A
                                   Certificates, on a pro rata basis based on
                                   the entitlement of each such class, the
                                   Senior Interest Distribution Amount allocable
                                   to such class of Class A Certificates; and

                               2)  Sequentially to the holders of the Class M-1,
                                   Class M-2, Class M-3, Class M-4, Class M-5,
                                   Class M-6, Class M-7, Class M-8, Class M-9
                                   and Class M-10 Certificates in that order,
                                   the Interest Distribution Amount allocable to
                                   each such class.

                                        9
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL PRIOR TO STEPDOWN DATE OR IF A TRIGGER EVENT IS IN EFFECT
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION       On each Distribution Date (a) prior to the Stepdown
PRIORITY:                    Date or (b) on which a Trigger Event is in effect,
                             the Principal Distribution Amount will be
                             distributed in the following order of priority:

                               1)  Sequentially, to the holders of the Class
                                   A-1, Class A-2, Class A-3 and Class A-4
                                   Certificates, in that order, until the
                                   aggregate Certificate Principal Balance of
                                   each class of Class A Certificates has been
                                   reduced to zero; and

                               2)  Sequentially, to the holders of the Class
                                   M-1, Class M-2, Class M-3, Class M-4, Class
                                   M-5, Class M-6, Class M-7, Class M-8, Class
                                   M-9 and Class M-10 Certificates, in that
                                   order, until the Certificate Principal
                                   Balance of each such class has been reduced
                                   to zero.

                             On or after the occurrence of the Credit Support
                             Depletion Date, all priorities relating to
                             distributions as described in this section in
                             respect of principal among the Class A Certificates
                             will be disregarded, and the Principal Distribution
                             Amount will be distributed to the remaining Class A
                             Certificates on a pro rata basis in accordance with
                             their respective outstanding Certificate Principal
                             Balances.

--------------------------------------------------------------------------------
PRINCIPAL WATERFALL ON OR AFTER STEPDOWN DATE AND WHEN NO TRIGGER EVENT IS IN
EFFECT
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTION       On each Distribution Date (a) on or after the
PRIORITY:                    Stepdown Date and (b) on which a Trigger Event is
                             not in effect, the Principal Distribution Amount
                             will be distributed in the following order of
                             priority:

                               1)  Sequentially, to the holders of the Class
                                   A-1, Class A-2, Class A-3 and Class A-4
                                   Certificates, in that order, up to an amount
                                   equal to the Class A Principal Distribution
                                   Amount, until the aggregate Certificate
                                   Principal Balances of each class of Class A
                                   Certificates has been reduced to zero; and

                               2)  Sequentially, to the holders of the Class
                                   M-1, Class M-2, Class M-3, Class M-4, Class
                                   M-5, Class M-6, Class M-7, Class M-8, Class
                                   M-9 and Class M-10 Certificates in that
                                   order, up to an amount equal to the related
                                   class Principal Distribution Amount, until
                                   the Certificate Principal Balance of each
                                   such class has been reduced to zero.

                             On or after the occurrence of the Credit Support
                             Depletion Date, all priorities relating to
                             distributions as described in this section in
                             respect of principal among the Class A Certificates
                             will be disregarded, and the Principal Distribution
                             Amount will be distributed to the remaining Class A
                             Certificates on a pro rata basis in accordance with
                             their respective outstanding Certificate Principal
                             Balances.

                                       10
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXCESS CASHFLOW WATERFALL
--------------------------------------------------------------------------------

NET MONTHLY EXCESS           With respect to any Distribution Date, any Net
CASHFLOW DISTRIBUTIONS:      Monthly Excess Cashflow shall be paid as follows:

                               1)  To the holders of the class or classes of
                                   Class A Certificates and Mezzanine
                                   Certificates then entitled to receive
                                   distributions in respect of principal, in an
                                   amount equal to the Overcollateralization
                                   Increase Amount, distributable as part of the
                                   Principal Distribution Amount;

                               2)  Sequentially to the holders of the Class M-1,
                                   Class M-2, Class M-3, Class M-4, Class M-5,
                                   Class M-6, Class M-7, Class M-8, Class M-9
                                   and Class M-10 Certificates, in that order,
                                   in each case up to the related Interest Carry
                                   Forward Amount related to such certificates
                                   for such Distribution Date;

                               3)  Concurrently, on a pro rata basis, based on
                                   the amount of any Allocated Realized Loss
                                   Amounts previously allocated thereto that
                                   remain unreimbursed, to the holders of the
                                   Class A-1, Class A-2, Class A-3 and Class A-4
                                   Certificates, and then sequentially to the
                                   holders of the Class M-1, Class M-2, Class
                                   M-3, Class M-4, Class M-5, Class M-6, Class
                                   M-7, Class M-8, Class M-9 and Class M-10
                                   Certificates, in that order, in each case up
                                   to the related Allocated Realized Loss Amount
                                   for such class of certificates for such
                                   Distribution Date;

                               4)  To the holders of the Class A Certificates
                                   and the Mezzanine Certificates, any related
                                   unpaid Net WAC Rate Carryover Amount
                                   distributed to the Class A Certificates, on a
                                   pro rata basis based on the remaining Net WAC
                                   Rate Carryover Amount for each such class and
                                   then to the holders of the Mezzanine
                                   Certificates in their order of payment
                                   priority;

                               5)  To pay any Swap Termination Payments owed to
                                   the Swap Counterparty due to a Swap
                                   Counterparty Trigger Event;

                               6)  To the holders of the Class CE Certificates
                                   as provided in the pooling and servicing
                                   agreement; and

                               7)  To the holders of the Residual Certificates,
                                   any remaining amounts; provided that if such
                                   Distribution Date is the Distribution Date
                                   immediately following the expiration of the
                                   latest prepayment charge term or any
                                   Distribution Date thereafter, then any such
                                   remaining amounts will be distributed first,
                                   to the holders of the Class P Certificates,
                                   until the Certificate Principal Balance
                                   thereof has been reduced to zero; and second,
                                   to the holders of the Residual Certificates.

                                       11
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALLOCATION OF LOSSES
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:        Any Realized Losses on the Mortgage Loans will be
                             allocated or covered on any Distribution Date as
                             follows:

                               o   first, by Net Monthly Excess Cash Flow;

                               o   second, by any amounts available from the
                                   Swap Agreement for the related Distribution
                                   Date;

                               o   third, by the Class CE Certificates, until
                                   the Certificate Principal Balance of the
                                   Class CE Certificates has been reduced to
                                   zero;

                               o   fourth, to the Class M-10 Certificates, until
                                   the Certificate Principal Balance of the
                                   Class M-10 Certificates has been reduced to
                                   zero;

                               o   fifth, to the Class M-9 Certificates, until
                                   the Certificate Principal Balance of the
                                   Class M-9 Certificates has been reduced to
                                   zero;

                               o   sixth, to the Class M-8 Certificates, until
                                   the Certificate Principal Balance of the
                                   Class M-8 Certificates has been reduced to
                                   zero;

                               o   seventh, to the Class M-7 Certificates, until
                                   the Certificate Principal Balance of the
                                   Class M-7 Certificates has been reduced to
                                   zero;

                               o   eighth, to the Class M-6 Certificates, until
                                   the Certificate Principal Balance of the
                                   Class M-6 Certificates has been reduced to
                                   zero;

                               o   ninth, to the Class M-5 Certificates, until
                                   the Certificate Principal Balance of the
                                   Class M-5 Certificates has been reduced to
                                   zero;

                               o   tenth, to the Class M-4 Certificates, until
                                   the Certificate Principal Balance of the
                                   Class M-4 Certificates has been reduced to
                                   zero;

                               o   eleventh, to the Class M-3 Certificates,
                                   until the Certificate Principal Balance of
                                   the Class M-3 Certificates has been reduced
                                   to zero;

                               o   twelfth, to the Class M-2 Certificates, until
                                   the Certificate Principal Balance of the
                                   Class M-2 Certificates has been reduced to
                                   zero;

                               o   thirteenth, to the Class M-1 Certificates,
                                   until the Certificate Principal Balance of
                                   the Class M-1 Certificates has been reduced
                                   to zero; and

                               o   fourteenth, concurrently, to the Class A-1,
                                   Class A-2, Class A-3 and Class A-4
                                   Certificates on a pro rata basis based on the
                                   Certificate Principal Balance of each such
                                   class, until their respective Certificate
                                   Principal Balances have been reduced to zero.

                             Once Realized Losses are allocated to the Class A
                             and Mezzanine Certificates, such amounts with
                             respect to such certificates will no longer accrue
                             interest and such amounts will not be reinstated
                             thereafter (except in the case of Subsequent
                             Recoveries). However, the amount of any Realized
                             Losses allocated to the certificates may be
                             distributed to the holders of the Class A and
                             Mezzanine Certificates from Net Monthly Excess
                             Cashflow, according to the priorities set forth
                             under "Monthly Excess Cashflow Distributions" above
                             and from payments under the Swap Agreement,
                             according to the priorities set forth under
                             "Payment Under the Swap Agreement" below.

                                       12
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

SWAP AGREEMENT:              The Trustee, on behalf of the trust, will enter
                             into an interest rate swap agreement with the Swap
                             Counterparty. On each Distribution Date, the
                             Trustee will deposit into a swap account amounts,
                             if any, received from the Swap Counterparty. From
                             amounts on deposit in a swap account, to the extent
                             such amounts constitute net swap payments (as
                             described below), distributions to cover any
                             Realized Losses allocated to the certificates,
                             distributions of amounts necessary to maintain the
                             required level of overcollateralization,
                             distributions in respect of Prepayment Interest
                             Shortfalls and Net WAC Rate Carryover Amounts, and
                             distributions in respect of the principal portion
                             of Realized Losses previously allocated to the
                             certificates that remain unreimbursed, will be made
                             as described below. The swap account will not be an
                             asset of any REMIC trust.

                             Under the Swap Agreement, on each Distribution
                             Date, the Trustee, on behalf of the trust, will be
                             obligated to pay to the Swap Counterparty the Fixed
                             Swap Payment and the Swap Counterparty will be
                             obligated to pay to the Trustee, on behalf of the
                             trust, the Floating Swap Payment. A net swap
                             payment will be required to be made on each
                             Distribution Date (a) by the Trustee to the Swap
                             Counterparty, to the extent that the Fixed Swap
                             Payment for such Distribution Date exceeds the
                             Floating Swap Payment payable to the trust for such
                             Distribution Date, or (b) by the Swap Counterparty
                             to the Trustee, to the extent that the Floating
                             Swap Payment payable to the trust exceeds the Fixed
                             Swap Payment for such Distribution Date.

                             The Swap Agreement will terminate immediately
                             following the Distribution Date in January 2012,
                             unless terminated earlier upon the occurrence of an
                             "Event of Default" under the Swap Agreement, an
                             early termination event under the Swap Agrement or
                             an "Additional Termination Event" under the Swap
                             Agreement.

                             Upon the occurrence of any Event of Default under
                             the Swap Agreement, the non-defaulting party will
                             have the right to designate an "Early Termination
                             Date" (as defined in the ISDA Master Agreement).
                             With respect to Termination Events (including
                             Additional Termination Events), an Early
                             Termination Date may be designated by one of the
                             parties (as specified in the Swap Agreement) and
                             will occur only upon notice and, in some
                             circumstances, after any affected party has used
                             reasonable efforts to transfer its rights and
                             obligations under the Swap Agreement to a related
                             entity within a specified period after notice has
                             been given of the Termination Event, all as set
                             forth in the Swap Agreement. The occurrence of an
                             Early Termination Date under the Swap Agreement
                             will constitute a "Swap Early Termination."

                             Upon any Swap Early Termination, the trustee, on
                             behalf of the trust, or the Swap Counterparty, may
                             be liable to make a swap termination payment (the
                             "Swap Termination Payment") to the other
                             (regardless, if applicable, of which of the parties
                             has caused the termination). The Swap Termination
                             Payment will be based on the value of the Swap
                             Agreement computed in accordance with the
                             procedures set forth in the Swap Agreement taking
                             into account the present value of the unpaid
                             amounts that would have been owed to and by the
                             Swap Counterparty under the remaining scheduled
                             term of the Swap Agreement. In the event that the
                             Trustee, on behalf of the trust, is required to
                             make a Swap Termination Payment to the Swap
                             Counterparty, that payment will be paid on the
                             related Distribution Date, and on any subsequent
                             Distribution Dates

                                       13
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------

                             until paid in full, prior to distributions to
                             certificateholders, other than in the case of a
                             Swap Termination Payment triggered upon a Swap
                             Counterparty Trigger Event. The trust's obligation
                             to pay amounts in respect of a Swap Termination
                             Payment resulting from a Swap Counterparty Trigger
                             Event will be subordinated to distributions to the
                             holders of the Class A and Mezzanine Certificates.

                                       14
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

SWAP AGREEMENT NOTIONAL      With respect to the Swap Agreement and each
BALANCE:                     calculation period specified below, the related
                             notional balance specified in the table below for
                             such calculation period. The first calculation
                             period will end on the day before the Distribution
                             Date in September 2006 and the sixty-fifth
                             calculation period will end on the day before the
                             Distribution Date in January 2012:

                                   -----------------------------------------
                                      PERIOD           NOTIONAL BALANCE ($)
                                   -----------------------------------------
                                         1              1,553,335,000.00
                                         2              1,522,978,203.30
                                         3              1,489,528,975.52
                                         4              1,453,120,691.85
                                         5              1,413,906,813.41
                                         6              1,372,059,782.98
                                         7              1,327,770,116.87
                                         8              1,281,245,288.33
                                         9              1,232,708,405.57
                                        10              1,182,396,690.29
                                        11              1,130,559,765.85
                                        12              1,077,457,766.83
                                        13              1,023,359,284.97
                                        14                967,949,542.39
                                        15                915,265,043.88
                                        16                865,177,875.32
                                        17                817,566,718.24
                                        18                772,316,444.14
                                        19                729,326,049.33
                                        20                684,206,086.92
                                        21                637,364,402.09
                                        22                589,073,574.10
                                        23                539,737,981.23
                                        24                493,720,445.02
                                        25                451,399,958.21
                                        26                412,239,688.42
                                        27                376,000,940.74
                                        28                349,803,075.88
                                        29                330,869,323.88
                                        30                317,500,792.51
                                        31                308,602,582.12
                                        32                299,953,817.27
                                        33                291,556,833.49
                                        34                283,413,229.45
                                        35                275,523,800.49
                                        36                267,888,355.61
                                        37                260,499,025.41
                                        38                260,499,025.41
                                        39                260,499,025.41
                                        40                260,499,025.41
                                        41                260,499,025.41
                                        42                260,499,025.41
                                        43                260,499,025.41
                                        44                258,278,083.64
                                        45                252,797,703.43
                                        46                247,433,039.67
                                        47                242,181,656.01
                                        48                237,041,391.34
                                        49                232,010,087.28
                                        50                227,085,034.80
                                        51                222,263,996.65
                                        52                217,544,782.62
                                        53                212,925,248.53
                                        54                208,403,336.72
                                        55                203,977,002.64
                                        56                199,644,179.25
                                        57                195,402,897.16
                                        58                191,251,228.35
                                        59                187,187,105.86
                                        60                183,187,383.23
                                        61                179,272,202.83
                                        62                175,440,008.35
                                        63                171,689,048.97
                                        64                168,017,610.68
                                        65                164,424,026.28

                                       15
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------
PAYMENTS UNDER THE SWAP      Pursuant to the Swap Agreement, amounts payable by
AGREEMENT:                   the trust in respect of Net Swap Payments and Swap
                             Termination Payments (other than Swap Termination
                             Payments resulting from a Swap Counterparty Trigger
                             Event) will be deducted from available funds before
                             distributions to the holders of the Class A and
                             Mezzanine Certificates. On each Distribution Date,
                             such amounts will be distributed by the trust to
                             the Swap Counterparty, first to make any net swap
                             payment owed to the Swap Counterparty pursuant to
                             the Swap Agreement for such Distribution Date, and
                             second to make any Swap Termination Payment not due
                             to a Swap Counterparty Trigger Event owed to the
                             Swap Counterparty pursuant to the Swap Agreement.

                             Payments by the trust to the Swap Counterparty in
                             respect of any Swap Termination Payment triggered
                             by a Swap Counterparty Trigger Event pursuant to
                             the Swap Agreement will be subordinated to
                             distributions to the holders of the Class A
                             Certificates and Mezzanine Certificates and will be
                             paid by the trust to the Swap Counterparty as set
                             forth in the pooling and servicing agreement.

                             Amounts payable by the Swap Counterparty to the
                             Trustee, on behalf of the trust, will be deposited
                             by the Trustee into the swap account. On each
                             Distribution Date, to the extent required, the
                             Trustee will withdraw the following amounts from
                             the swap account to the extent of net swap payments
                             on deposit therein for distribution to the
                             certificates in the following order of priority, in
                             the case of items (2) and (4) through (9), to the
                             extent not covered by Net Monthly Excess Cashflow:

                               1)  To the holders of the Class A Certificates,
                                   to pay any unpaid Senior Interest
                                   Distribution Amount allocable to such class
                                   of Class A Certificates, on a pro rata basis
                                   based on the entitlement of each such class
                                   (in each case to the extent not covered by
                                   the Interest Remittance Amount);

                               2)  To the holders of the Class A Certificates,
                                   to pay accrued and unpaid interest to the
                                   extent unpaid from interest collections, but
                                   only to the extent of Prepayment Interest
                                   Shortfalls (not covered by Compensating
                                   Interest) allocated to such certificates on
                                   such Distribution Date, on a pro rata basis,
                                   based on the amount of such Prepayment
                                   Interest Shortfalls previously allocated
                                   thereto that remain unreimbursed;

                               3)  To the holders of the Mezzanine Certificates,
                                   in their order of payment priority, to pay
                                   any unpaid Interest Distribution Amount
                                   allocable to each such class (in each case to
                                   the extent not covered by the Interest
                                   Remittance Amount);

                               4)  To the holders of the Mezzanine Certificates,
                                   in their order of payment priority, in each
                                   case up to the related unpaid Interest Carry
                                   Forward Amount related to such certificates
                                   for such Distribution Date;

                               5)  To the holders of the Mezzanine Certificates,
                                   in their order of payment priority, to pay
                                   accrued and unpaid interest to the extent
                                   unpaid from interest collections, but only to
                                   the extent of Prepayment Interest Shortfalls
                                   (not covered by Compensating Interest)
                                   allocated to such certificates on such
                                   Distribution Date;

                                       16
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DERIVATIVES
--------------------------------------------------------------------------------
                               6)  To the holders of the Class A Certificates,
                                   on a pro rata basis, based on the amount of
                                   Net WAC Rate Carryover Amounts previously
                                   allocated thereto that remain unreimbursed,
                                   and then sequentially to the holders of the
                                   Mezzanine Certificates, in their order of
                                   payment priority, the amount of any Net WAC
                                   Rate Carryover Amounts remaining unpaid as of
                                   that Distribution Date;

                               7)  To the holders of the class or classes of
                                   Class A Certificates and Mezzanine
                                   Certificates then entitled to receive
                                   distributions in respect of principal, in an
                                   amount equal to the Overcollateralization
                                   Increase Amount, distributable as part of the
                                   Principal Distribution Amount, but only to
                                   the extent of the principal portion of
                                   Realized Losses for such Distribution Date;

                               8)  To the holders of the Class A Certificates,
                                   pro rata, and then to the holders of the
                                   Mezzanine Certificates, in their order of
                                   priority, the principal portion of any
                                   Realized Losses previously allocated thereto
                                   that remain unreimbursed; and

                               9)  To the holders of the Class CE Certificates
                                   any balance remaining, in accordance with the
                                   terms of the pooling and servicing agreement.

FIXED SWAP PAYMENT:          With respect to any Distribution Date on or prior
                             to the Distribution Date in January 2012, an amount
                             equal to the product of (x) a fixed rate equal to
                             5.535% per annum, (y) the Swap Agreement Notional
                             Balance for that Distribution Date and (z)(i) with
                             respect to the initial Distribution Date, a
                             fraction, the numerator of which is the number of
                             days from and including the Closing Date to and
                             including the day preceding the Distribution Date
                             and the denominator of which is 360 and (ii) with
                             respect to each Distribution Date thereafter, a
                             fraction, the numerator of which is 30 and the
                             denominator of which is 360.

FLOATING SWAP PAYMENT:       With respect to any Distribution Date on or prior
                             to the Distribution Date in January 2012, an amount
                             equal to the product of (x) one-month LIBOR as
                             determined pursuant to the Swap Agreement, (y) the
                             Swap Agreement Notional Balance for that
                             Distribution Date and (z) a fraction, the numerator
                             of which is equal to the number of days in the
                             related calculation period as provided in the Swap
                             Agreement and the denominator of which is 360.

SWAP COUNTERPARTY            An "Event of Default" (as defined in the Swap
TRIGGER EVENT:               Agreement) with respect to which the Swap
                             Counterparty is a "Defaulting Party" (as defined in
                             the Swap Agreement) or a "Termination Event" (as
                             defined in the Swap Agreement) (including an
                             "Additional Termination Event" (as defined in the
                             Swap Agreement)) under the Swap Agreement with
                             respect to which the Swap Counterparty is the sole
                             "Affected Party" (as defined in the Swap
                             Agreement).

                                       17
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
AVAILABLE DISTRIBUTION       For any Distribution Date, an amount equal to the
AMOUNT:                      sum of the following amounts, net of certain
                             expenses of the trust including (i) amounts
                             reimbursable to the servicer and the trustee, (ii)
                             any net swap payment owed to the Swap Counterparty
                             and (iii) any Swap Termination Payment owed to the
                             Swap Counterparty not due to a Swap Counterparty
                             Trigger Event:

                               o   the aggregate amount of scheduled monthly
                                   payments on the Mortgage Loans due during the
                                   related Due Period and received on or prior
                                   to the related Determination Date, after
                                   deduction of the servicing fee and the
                                   trustee fee in respect of the Mortgage Loans
                                   for that Distribution Date;

                               o   unscheduled payments in respect of the
                                   Mortgage Loans, including mortgagor
                                   prepayments, insurance proceeds, liquidation
                                   proceeds and Subsequent Recoveries from the
                                   Mortgage Loans, amounts received in respect
                                   of REO Property and proceeds from repurchases
                                   of and substitutions for the Mortgage Loans
                                   occurring during the related Prepayment
                                   Period;

                               o   all payments of Compensating Interest made by
                                   the servicer with respect to the Mortgage
                                   Loans; and

                               o   all Advances made for that Distribution Date
                                   in respect of the Mortgage Loans.

CERTIFICATE PRINCIPAL        With respect to any class of Class A Certificates
BALANCE:                     and Mezzanine Certificates and any date of
                             determination, an amount equal to its initial
                             certificate principal balance, reduced by the
                             aggregate of (a) all amounts allocable to principal
                             previously distributed with respect to that class
                             of certificates and (b) with respect to any Class A
                             Certificate and Mezzanine Certificate, any
                             reductions in its certificate principal balance in
                             connection with the allocation of Realized Losses
                             in the manner described under "Allocation of
                             Losses" above (taking into account any increases in
                             the certificate principal balance thereof due to
                             the receipt of Subsequent Recoveries).

                             The Certificate Principal Balance of the Class CE
                             Certificates as of any date of determination is
                             equal to the excess, if any, of the then aggregate
                             principal balance of the Mortgage Loans over the
                             then aggregate Certificate Principal Balance of the
                             Class A Certificates, the Mezzanine Certificates
                             and the Class P Certificates.

CLASS A PRINCIPAL            The Class A Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the aggregate Certificate Principal Balance
                                   of the Class A Certificates immediately prior
                                   to the related Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

                                       18
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-1 PRINCIPAL          The Class M-1 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificates
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date and (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates immediately prior to the
                                   related Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

CLASS M-2 PRINCIPAL          The Class M-2 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificates
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

CLASS M-3 PRINCIPAL          The Class M-3 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificates
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates after taking into account the
                                   distribution of the Class M-2 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (iv) the Certificate
                                   Principal Balance of the Class M-3
                                   Certificates immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

                                       19
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-4 PRINCIPAL          The Class M-4 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificates
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates after taking into account the
                                   distribution of the Class M-2 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iv) the Certificate
                                   Principal Balance of the Class M-3
                                   Certificates after taking into account the
                                   distribution of the Class M-3 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificate immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

CLASS M-5 PRINCIPAL          The Class M-5 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificates
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates after taking into account the
                                   distribution of the Class M-2 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iv) the Certificate
                                   Principal Balance of the Class M-3
                                   Certificates after taking into account the
                                   distribution of the Class M-3 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates after taking into account the
                                   distribution of the Class M-4 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (vi) the Certificate
                                   Principal Balance of the Class M-5
                                   Certificates immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

                                       20
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-6 PRINCIPAL          The Class M-6 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificates
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates after taking into account the
                                   distribution of the Class M-2 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iv) the Certificate
                                   Principal Balance of the Class M-3
                                   Certificates after taking into account the
                                   distribution of the Class M-3 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates after taking into account the
                                   distribution of the Class M-4 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (vi) the Certificate
                                   Principal Balance of the Class M-5
                                   Certificates after taking into account the
                                   distribution of the Class M-5 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

                                       21
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-7 PRINCIPAL          The Class M-7 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificate
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates after taking into account the
                                   distribution of the Class M-2 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iv) the Certificate
                                   Principal Balance of the Class M-3
                                   Certificates after taking into account the
                                   distribution of the Class M-3 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates after taking into account the
                                   distribution of the Class M-4 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (vi) the Certificate
                                   Principal Balance of the Class M-5
                                   Certificates after taking into account the
                                   distribution of the Class M-5 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates after taking into account the
                                   distribution of the Class M-6 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (viii) the Certificate
                                   Principal Balance of the Class M-7
                                   Certificates immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

                                       22
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-8 PRINCIPAL          The Class M-8 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificate
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates after taking into account the
                                   distribution of the Class M-2 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iv) the Certificate
                                   Principal Balance of the Class M-3
                                   Certificates after taking into account the
                                   distribution of the Class M-3 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates after taking into account the
                                   distribution of the Class M-4 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (vi) the Certificate
                                   Principal Balance of the Class M-5
                                   Certificates after taking into account the
                                   distribution of the Class M-5 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates after taking into account the
                                   distribution of the Class M-6 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (viii) the Certificate
                                   Principal Balance of the Class M-7
                                   Certificates after taking into account the
                                   distribution of the Class M-7 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (ix) the Certificate
                                   Principal Balance of the Class M-8
                                   Certificates immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

                                       23
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-9 PRINCIPAL          The Class M-9 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificate
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates after taking into account the
                                   distribution of the Class M-2 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iv) the Certificate
                                   Principal Balance of the Class M-3
                                   Certificates after taking into account the
                                   distribution of the Class M-3 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates after taking into account the
                                   distribution of the Class M-4 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (vi) the Certificate
                                   Principal Balance of the Class M-5
                                   Certificates after taking into account the
                                   distribution of the Class M-5 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates after taking into account the
                                   distribution of the Class M-6 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (viii) the Certificate
                                   Principal Balance of the Class M-7
                                   Certificates after taking into account the
                                   distribution of the Class M-7 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (ix) the Certificate
                                   Principal Balance of the Class M-8
                                   Certificates after taking into account the
                                   distribution of the Class M-8 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (x) the Certificate
                                   Principal Balance of the Class M-9
                                   Certificates immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

                                       24
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
CLASS M-10 PRINCIPAL         The Class M-10 Principal Distribution Amount is an
DISTRIBUTION AMOUNT:         amount equal to the excess of:

                               o   the sum of (i) the aggregate Certificate
                                   Principal Balance of the Class A Certificate
                                   after taking into account the distribution of
                                   the Class A Principal Distribution Amount on
                                   the related Distribution Date, (ii) the
                                   Certificate Principal Balance of the Class
                                   M-1 Certificates after taking into account
                                   the distribution of the Class M-1 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iii) the Certificate
                                   Principal Balance of the Class M-2
                                   Certificates after taking into account the
                                   distribution of the Class M-2 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (iv) the Certificate
                                   Principal Balance of the Class M-3
                                   Certificates after taking into account the
                                   distribution of the Class M-3 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (v) the Certificate
                                   Principal Balance of the Class M-4
                                   Certificates after taking into account the
                                   distribution of the Class M-4 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (vi) the Certificate
                                   Principal Balance of the Class M-5
                                   Certificates after taking into account the
                                   distribution of the Class M-5 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (vii) the Certificate
                                   Principal Balance of the Class M-6
                                   Certificates after taking into account the
                                   distribution of the Class M-6 Principal
                                   Distribution Amount on the related
                                   Distribution Date (viii) the Certificate
                                   Principal Balance of the Class M-7
                                   Certificates after taking into account the
                                   distribution of the Class M-7 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (ix) the Certificate
                                   Principal Balance of the Class M-8
                                   Certificates after taking into account the
                                   distribution of the Class M-8 Principal
                                   Distribution Amount on the related
                                   Distribution Date, (x) the Certificate
                                   Principal Balance of the Class M-9
                                   Certificates after taking into account the
                                   distribution of the Class M-9 Principal
                                   Distribution Amount on the related
                                   Distribution Date and (xi) the Certificate
                                   Principal Balance of the Class M-10
                                   Certificates immediately prior to the related
                                   Distribution Date over

                               o   the lesser of (A) the product of (i) the
                                   applicable Subordination Percentage and (ii)
                                   the aggregate principal balance of the
                                   Mortgage Loans as of the last day of the
                                   related Due Period and (B) the excess, if
                                   any, of the aggregate principal balance of
                                   the Mortgage Loans as of the last day of the
                                   related Due Period over the
                                   Overcollateralization Floor Amount.

DETERMINATION DATE:          The Determination Date with respect to any
                             Distribution Date will be the 15th day of the
                             calendar month in which such Distribution Date
                             occurs or, if such 15th day is not a business day,
                             the business day immediately preceding such 15th
                             day.

EXPENSE ADJUSTED             The Expense Adjusted Mortgage Rate for any Mortgage
MORTGAGE RATE:               Loan and any Distribution Date will be a per annum
                             rate equal to the then applicable mortgage rate for
                             such Mortgage Loan as of the first day of the
                             related Due Period minus the sum of the applicable
                             Servicing Fee Rate and the Trustee Fee Rate.

                                       25
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
FORMULA RATE:                The Formula Rate for any class of Class A and
                             Mezzanine Certificates is One-Month LIBOR plus the
                             related margin. For the Interest Accrual Period for
                             each Distribution Date after the date on which the
                             aggregate principal balance of the Mortgage Loans
                             remaining in the mortgage pool is reduced to less
                             than 10% of the aggregate principal balance of the
                             Mortgage Loans as of the Cut-off Date, the related
                             margin will increase to 2.0 times the related
                             margin for each Class A Certificate, and 1.5 times
                             for any Mezzanine Certificate.

INTEREST CARRY FORWARD       The Interest Carry Forward Amount with respect to
AMOUNT:                      any class of Class A Certificates and Mezzanine
                             Certificates and any Distribution Date is equal to
                             the amount, if any, by which the Interest
                             Distribution Amount for that class of certificates
                             for the immediately preceding Distribution Date
                             exceeded the actual amount distributed on the
                             certificates in respect of interest on the
                             immediately preceding Distribution Date, together
                             with any Interest Carry Forward Amount with respect
                             to that class of certificates remaining
                             undistributed from the previous Distribution Date,
                             plus interest accrued thereon at the related
                             Pass-Through Rate on the certificates for the most
                             recently ended Interest Accrual Period.

INTEREST DISTRIBUTION        The Interest Distribution Amount for the Class A
AMOUNT:                      Certificates and Mezzanine Certificates on any
                             Distribution Date is equal to interest accrued
                             during the related Interest Accrual Period on the
                             Certificate Principal Balance of that class
                             immediately prior to the Distribution Date at the
                             Pass-Through Rate for that class, reduced (to not
                             less than zero) by the allocable share, if any, for
                             that class of Prepayment Interest Shortfalls to the
                             extent not covered by Compensating Interest paid by
                             the servicer and shortfalls resulting from the
                             application of the Relief Act.

INTEREST REMITTANCE          The Interest Remittance Amount for any Distribution
AMOUNT:                      Date is the excess, if any, of (i) that portion of
                             the Available Distribution Amount (without giving
                             effect to any net swap payment owed to the Swap
                             Counterparty or any Swap Termination Payment owed
                             to the Swap Counterparty not due to a Swap
                             Counterparty Trigger Event) for that Distribution
                             Date that represents interest received or advanced
                             on the Mortgage Loans over (ii) any net swap
                             payment owed to the Swap Counterparty or Swap
                             Termination Payment not due to a Swap Counterparty
                             Trigger Event owed to the Swap Counterparty.

NET MONTHLY EXCESS           The Net Monthly Excess Cash Flow for any
CASH FLOW:                   Distribution Date is equal to the sum of (a) any
                             Overcollateralization Reduction Amount and (b) the
                             excess of:

                               o   the Available Distribution Amount for the
                                   related Distribution Date over

                               o   the sum for the related Distribution Date of
                                   the aggregate of (a) the Senior Interest
                                   Distribution Amount distributable to the
                                   holders of the Class A Certificates, (b) the
                                   Interest Distribution Amount distributable to
                                   the holders of the Mezzanine Certificates and
                                   (c) the Principal Remittance Amount.

                                       26
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
NET WAC PASS-THROUGH RATE:   The Net WAC Pass-Through Rate for any Distribution
                             Date and the Class A Certificates and Mezzanine
                             Certificates is a rate per annum (which will not be
                             less than zero) equal to the excess, if any, of (a)
                             the product of (i) a per annum rate equal to the
                             weighted average of the Expense Adjusted Mortgage
                             Rates on the then outstanding Mortgage Loans,
                             weighted based on their principal balances as of
                             the first day of the related Due Period and (ii) a
                             fraction expressed as a percentage the numerator of
                             which is 30 and the denominator of which is the
                             actual number of days in the related Interest
                             Accrual Period, over (b) the product of (i) a
                             fraction expressed as a percentage the numerator of
                             which is the amount of any net swap payments due to
                             the Swap Counterparty or Swap Termination Payment
                             owed to the Swap Counterparty not due to a Swap
                             Counterparty Trigger Event, and the denominator of
                             which is the aggregate principal balance of the
                             outstanding mortgage loans as of the first day of
                             the related Due Period and (ii) a fraction
                             expressed as a percentage the numerator of which is
                             360 and the denominator of which is the actual
                             number of days in the related Interest Accrual
                             Period.

NET WAC RATE CARRYOVER       For any Distribution Date and any Class A
AMOUNT:                      Certificates or Mezzanine Certificates, an amount
                             equal to the sum of (i) the excess of (x) the
                             amount of interest such class would have accrued
                             for such Distribution Date had the applicable
                             Pass-Through Rate not been subject to the Net WAC
                             Pass-Through Rate, over (y) the amount of interest
                             such class of Certificates accrued for such
                             Distribution Date at the Net WAC Pass-Through Rate
                             and (ii) the undistributed portion of any related
                             Net WAC Carryover Amount from the prior
                             Distribution Date together with interest accrued on
                             such undistributed portion for the most recently
                             ended Interest Accrual Period at the Formula Rate
                             applicable for such class for such Interest Accrual
                             Period. The ratings on each class of Certificates
                             do not address the likelihood of the distribution
                             of any Net WAC Rate Carryover Amount.

PASS-THROUGH RATES:          With respect to each class of Class A Certificates
                             and Mezzanine Certificates and any Distribution
                             Date, the least of (i) the Formula Rate, (ii) the
                             Net WAC Pass-Through Rate and (iii) 12.50%.

PRELIMINARY PROSPECTUS:      The Offered Certificates will be offered pursuant
                             to a Preliminary Prospectus which includes a
                             Preliminary Prospectus Supplement (together, the
                             "Preliminary Prospectus"). Additional information
                             with respect to the Offered Certificates and the
                             Mortgage Loans is contained in the Preliminary
                             Prospectus. The foregoing is qualified in its
                             entirety by the information appearing in the
                             Preliminary Prospectus, which will be conveyed to
                             you prior to any contractual commitment to purchase
                             any of the Offered Certificates.

PREPAYMENT INTEREST          With respect to any principal prepayments on the
SHORTFALLS:                  Mortgage Loans and any Distribution Date, any
                             interest shortfall resulting from principal
                             prepayments in full occurring between the first day
                             of the related Prepayment Period and the last day
                             of the prior calendar month.

                                       27
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DEFINITIONS
--------------------------------------------------------------------------------
PRINCIPAL DISTRIBUTION       The Principal Distribution Amount for any
AMOUNT:                      Distribution Date will be an amount, not less than
                             zero, equal to the sum of (i) the principal portion
                             of all monthly payments on the Mortgage Loans due
                             during the related Due Period actually received on
                             or prior to the related Determination Date or
                             advanced on or prior to the related Distribution
                             Date; (ii) the principal portion of all proceeds
                             received in respect of the repurchase of a Mortgage
                             Loan or, in the case of a substitution, amounts
                             representing a principal adjustment, as required by
                             the pooling and servicing agreement during the
                             related Prepayment Period; (iii) the principal
                             portion of all other unscheduled collections,
                             including insurance proceeds, liquidation proceeds,
                             Subsequent Recoveries and all full and partial
                             principal prepayments, received during the related
                             Prepayment Period net of any portion thereof that
                             represents a recovery of principal for which an
                             advance was made by the Servicer, and (iv) the
                             amount of any Overcollateralization Increase Amount
                             for such Distribution Date; minus (v) the amount of
                             any Overcollateralization Reduction Amount for such
                             Distribution Date and (vi) any net swap payment
                             owed to the Swap Counterparty or Swap Termination
                             Payment not due to a Swap Counterparty Trigger
                             Event owed to the Swap Counterparty to the extent
                             not covered by that portion of the Available
                             Distribution Amount (without giving effect to any
                             net swap payment owed to the Swap Counterparty or
                             any Swap Termination Payment owed to the Swap
                             Counterparty not due to a Swap Counterparty Trigger
                             Event) for that Distribution Date that represents
                             interest received or advanced on the Mortgage
                             Loans.

PRINCIPAL REMITTANCE         The Principal Remittance Amount for any
AMOUNT:                      Distribution Date is the sum of the amounts
                             described in clauses (i) through (iii) of the
                             definition of Principal Distribution Amount.

SENIOR INTEREST              The Senior Interest Distribution Amount for any
DISTRIBUTION AMOUNT:         Distribution Date is equal to the sum of the
                             Interest Distribution Amount for that Distribution
                             Date for the Class A Certificates and the Interest
                             Carry Forward Amount, if any, for that Distribution
                             Date for the Class A Certificates.

SUBORDINATION PERCENTAGE:    With respect to each class of Class A Certificates
                             and Mezzanine Certificates, the applicable
                             approximate percentage set forth in the table
                             below.

                                    ---------------------------------
                                      CLASS            PERCENTAGE
                                    ---------------------------------
                                        A                48.30
                                       M-1               59.60
                                       M-2               70.00
                                       M-3               73.10
                                       M-4               78.30
                                       M-5               82.10
                                       M-6               85.00
                                       M-7               87.90
                                       M-8               90.00
                                       M-9               92.70
                                       M-10              95.00

                                       28
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                       $1,620,590,236.26
      NUMBER OF MORTGAGE LOANS:                                      7,548
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $214,704.59
      WEIGHTED AVERAGE GROSS COUPON:                                8.192%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          621
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                       80.32%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                       86.65%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 358
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         359
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                           25
      WEIGHTED AVERAGE GROSS MARGIN(1):                             6.190%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                         1.802%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                        1.498%
      INTEREST ONLY LOANS:                                          21.59%
      SILENT SECONDS:                                               32.60%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       29
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                    DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PRODUCT TYPE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

2/1 ARM                                   1,630     $  273,512,222.67      16.88%      $167,798.91      609       80.32%     8.689%
2/1 ARM 5Y-IO                             1,130        343,740,266.94      21.21        304,194.93      649       81.97      7.709
3/1 ARM                                     236         37,505,279.14       2.31        158,920.67      621       81.56      8.309
3/1 ARM 5Y-IO                                24          6,125,910.00       0.38        255,246.25      650       78.50      7.624
40/30 2/1 ARM                             2,645        646,592,846.24      39.90        244,458.54      606       80.37      8.350
40/30 3/1 ARM                               175         38,362,507.30       2.37        219,214.33      606       78.93      8.102
40/30 Fixed                                 561        134,405,744.15       8.29        239,582.43      635       77.16      7.614
5/1 ARM                                      10          1,734,663.69       0.11        173,466.37      638       77.93      7.678
Fixed                                     1,137        138,610,796.13       8.55        121,909.23      636       79.27      8.259
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                             DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT GROSS MORTGAGE RATE (%)           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                                 42     $   12,420,182.43       0.77%      $295,718.63      645       75.14%     5.832%
6.001--6.500                                258         71,407,837.10       4.41        276,774.56      666       73.59      6.377
6.501--7.000                                616        166,603,591.65      10.28        270,460.38      647       76.81      6.820
7.001--7.500                                816        211,211,182.28      13.03        258,837.23      638       79.66      7.286
7.501--8.000                              1,422        338,657,761.42      20.90        238,155.95      629       79.91      7.788
8.001--8.500                              1,095        239,549,180.84      14.78        218,766.38      621       80.53      8.285
8.501--9.000                              1,224        239,539,887.70      14.78        195,702.52      603       80.97      8.776
9.001--9.500                                709        132,501,965.04       8.18        186,885.71      596       82.52      9.267
9.501--10.000                               661        115,511,045.21       7.13        174,751.96      586       83.71      9.754
10.001--10.500                              313         48,491,799.18       2.99        154,925.88      590       85.36     10.257
10.501--11.000                              198         26,476,786.76       1.63        133,721.15      600       86.48     10.756
11.001--11.500                               88          9,573,584.46       0.59        108,790.73      599       85.03     11.265
11.501--12.000                               53          4,241,658.04       0.26         80,031.28      611       86.99     11.771
12.001--12.500                               41          3,518,979.12       0.22         85,828.76      589       88.81     12.290
12.501--13.000                                9            673,172.25       0.04         74,796.92      610       94.71     12.758
13.001--13.500                                3            211,622.78       0.01         70,540.93      623       98.88     13.369
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                       30
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                             118     $    5,109,597.48       0.32%      $ 43,301.67      616       79.84%    10.102%
50,000.01--100,000.00                     1,438        110,713,463.95       6.83         76,991.28      607       80.48      8.944
100,000.01--150,000.00                    1,533        191,281,577.36      11.80        124,775.98      607       79.21      8.570
150,000.01--200,000.00                    1,103        192,744,711.20      11.89        174,745.89      613       78.09      8.339
200,000.01--250,000.00                      954        213,647,104.59      13.18        223,948.75      612       79.28      8.209
250,000.01--300,000.00                      672        184,424,855.24      11.38        274,441.75      617       79.82      8.117
300,000.01--350,000.00                      457        148,567,890.79       9.17        325,093.85      622       81.04      8.106
350,000.01--400,000.00                      411        154,181,307.70       9.51        375,137.00      626       80.95      7.926
400,000.01--450,000.00                      299        127,403,347.34       7.86        426,098.15      637       81.60      7.867
450,000.01--500,000.00                      275        131,297,463.87       8.10        477,445.32      632       81.79      7.893
500,000.01--550,000.00                      140         73,398,397.92       4.53        524,274.27      648       82.49      7.819
550,000.01--600,000.00                       91         52,179,436.47       3.22        573,400.40      648       82.34      7.944
600,000.01--650,000.00                       57         35,641,082.35       2.20        625,282.15      635       83.66      7.971
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                          DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)      LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                             120     $    5,206,952.78       0.32%      $ 43,391.27      616       80.17%    10.143%
50,000.01--100,000.00                     1,436        110,616,108.65       6.83         77,030.72      607       80.46      8.941
100,000.01--150,000.00                    1,533        191,281,577.36      11.80        124,775.98      607       79.21      8.570
150,000.01--200,000.00                    1,103        192,744,711.20      11.89        174,745.89      613       78.09      8.339
200,000.01--250,000.00                      955        213,895,313.59      13.20        223,974.15      612       79.26      8.207
250,000.01--300,000.00                      671        184,176,646.24      11.36        274,480.84      617       79.84      8.120
300,000.01--350,000.00                      458        148,917,653.34       9.19        325,147.71      622       80.98      8.105
350,000.01--400,000.00                      410        153,831,545.15       9.49        375,198.89      626       81.01      7.926
400,000.01--450,000.00                      299        127,403,347.34       7.86        426,098.15      637       81.60      7.867
450,000.01--500,000.00                      275        131,297,463.87       8.10        477,445.32      632       81.79      7.893
500,000.01--550,000.00                      140         73,398,397.92       4.53        524,274.27      648       82.49      7.819
550,000.01--600,000.00                       91         52,179,436.47       3.22        573,400.40      648       82.34      7.944
600,000.01--650,000.00                       57         35,641,082.35       2.20        625,282.15      635       83.66      7.971
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                       31
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                             DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
REMAINING TERM (MONTHS)                   LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

61--120                                       3     $      184,253.26       0.01%      $ 61,417.75      624       69.01%     7.434%
121--180                                     48          4,245,026.37       0.26         88,438.05      613       67.89      7.958
181--240                                     39          3,691,376.40       0.23         94,650.68      620       72.89      8.008
241--300                                      3            430,326.19       0.03        143,442.06      656       75.42      6.933
301--360                                  7,455      1,612,039,254.04      99.47        216,235.98      621       80.38      8.194
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                              DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)                    LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

61--120                                       3     $      184,253.26       0.01%      $ 61,417.75      624       69.01%     7.434%
121--180                                     48          4,245,026.37       0.26         88,438.05      613       67.89      7.958
181--240                                     39          3,691,376.40       0.23         94,650.68      620       72.89      8.008
241--300                                      3            430,326.19       0.03        143,442.06      656       75.42      6.933
301--360                                  7,455      1,612,039,254.04      99.47        216,235.98      621       80.38      8.194
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                       32
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                            DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                  7     $      539,277.90       0.03%      $ 77,039.70      570       14.17%     9.215%
15.01--20.00                                  7            882,817.48       0.05        126,116.78      609       17.94      7.941
20.01--25.00                                  6            753,097.90       0.05        125,516.32      600       23.89      8.576
25.01--30.00                                 17          2,016,626.46       0.12        118,625.09      603       27.69      7.911
30.01--35.00                                 35          4,837,303.43       0.30        138,208.67      596       32.60      8.091
35.01--40.00                                 38          6,443,930.42       0.40        169,577.12      600       37.67      7.885
40.01--45.00                                 64          9,397,736.16       0.58        146,839.63      601       42.79      7.661
45.01--50.00                                 77         13,580,942.24       0.84        176,375.87      597       48.16      7.766
50.01--55.00                                 87         15,240,013.17       0.94        175,172.57      602       52.70      7.923
55.01--60.00                                152         35,248,343.42       2.18        231,897.00      613       58.31      7.661
60.01--65.00                                285         58,063,730.08       3.58        203,732.39      587       63.45      7.820
65.01--70.00                                331         70,503,962.18       4.35        213,002.91      584       68.56      8.060
70.01--75.00                                491        105,224,542.59       6.49        214,306.60      587       73.95      8.102
75.01--80.00                              3,092        680,833,105.35      42.01        220,191.82      639       79.82      7.972
80.01--85.00                                922        204,140,811.50      12.60        221,410.86      590       84.41      8.385
85.01--90.00                              1,172        262,223,189.71      16.18        223,739.92      619       89.66      8.549
90.01--95.00                                525        130,360,901.06       8.04        248,306.48      645       94.70      8.506
95.01--100.00                               240         20,299,905.21       1.25         84,582.94      666       99.94     10.788
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                       33
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                            DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
COMBINED LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                  7     $      539,277.90       0.03%      $ 77,039.70      570       14.17%     9.215%
15.01--20.00                                  7            882,817.48       0.05        126,116.78      609       17.94      7.941
20.01--25.00                                  6            753,097.90       0.05        125,516.32      600       23.89      8.576
25.01--30.00                                 17          2,016,626.46       0.12        118,625.09      603       27.69      7.911
30.01--35.00                                 35          4,837,303.43       0.30        138,208.67      596       32.60      8.091
35.01--40.00                                 37          6,285,747.90       0.39        169,885.08      598       37.62      7.894
40.01--45.00                                 64          9,397,736.16       0.58        146,839.63      601       42.79      7.661
45.01--50.00                                 74         12,919,230.69       0.80        174,584.20      593       48.11      7.796
50.01--55.00                                 87         15,483,580.29       0.96        177,972.19      604       52.59      7.903
55.01--60.00                                150         34,971,779.37       2.16        233,145.20      613       58.32      7.664
60.01--65.00                                281         57,504,761.36       3.55        204,643.28      587       63.43      7.824
65.01--70.00                                330         69,777,284.27       4.31        211,446.32      584       68.54      8.068
70.01--75.00                                482        104,371,840.22       6.44        216,539.09      587       73.95      8.096
75.01--80.00                                918        183,397,888.55      11.32        199,779.84      595       79.32      8.176
80.01--85.00                                838        188,990,516.19      11.66        225,525.68      590       84.36      8.359
85.01--90.00                              1,121        256,468,974.99      15.83        228,785.88      620       89.52      8.511
90.01--95.00                                620        145,176,572.80       8.96        234,155.76      640       93.68      8.541
95.01--100.00                             2,474        526,815,200.30      32.51        212,940.66      654       80.87      8.030
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                                        DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
STATE                                     LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

CA                                        1,592     $  533,087,301.24      32.89%      $334,853.83      633       79.15%     7.806%
FL                                          965        186,404,369.56      11.50        193,165.15      613       79.10      8.399
NY                                          326        104,967,445.33       6.48        321,986.03      633       80.59      7.974
NJ                                          277         70,942,004.78       4.38        256,108.32      626       80.71      8.391
IL                                          370         68,213,152.50       4.21        184,359.87      610       81.63      8.414
AZ                                          328         65,770,012.89       4.06        200,518.33      615       80.11      8.192
TX                                          585         65,539,893.43       4.04        112,034.01      618       81.37      8.373
MA                                          225         62,357,155.51       3.85        277,142.91      613       80.12      8.287
MD                                          225         54,626,864.26       3.37        242,786.06      597       79.55      8.396
WA                                          148         33,177,112.82       2.05        224,169.68      609       82.64      8.170
NV                                          140         31,120,186.78       1.92        222,287.05      632       79.59      8.249
GA                                          195         27,830,040.44       1.72        142,718.16      614       83.64      8.766
VA                                          134         27,200,312.81       1.68        202,987.41      596       79.83      8.444
PA                                          210         26,331,722.86       1.62        125,389.16      612       82.47      8.674
OR                                           97         18,821,762.65       1.16        194,038.79      615       81.17      8.425
Other                                     1,731        244,200,898.40      15.07        141,075.04      612       82.37      8.567
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                       34
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                   DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
OCCUPANCY                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Investment Property                         477     $   82,231,370.66       5.07%      $172,392.81      650       87.43%     9.324%
Primary Residence                         6,859      1,494,441,127.45      92.22        217,880.32      618       79.90      8.122
Second Home                                 212         43,917,738.15       2.71        207,159.14      667       81.33      8.474
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                                    DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PROPERTY TYPE                             LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

One Family                                5,610     $1,163,669,821.27      71.81%      $207,427.78      618       80.03%     8.163%
Pud-Detached                                806        185,385,834.96      11.44        230,007.24      621       81.07      8.233
2-4 Unit                                    418        125,251,903.28       7.73        299,645.70      639       81.10      8.229
Condo                                       529        109,553,652.50       6.76        207,095.75      635       80.62      8.334
Pud-Attached                                183         36,444,450.19       2.25        199,150.00      621       82.32      8.383
Modular Home                                  2            284,574.06       0.02        142,287.03      605       65.84      7.876
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                                    DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LOAN PURPOSE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Cash Out                                  3,625     $  806,707,639.25      49.78%      $222,540.04      601       77.93%     8.134%
Purchase                                  3,199        661,170,967.81      40.80        206,680.52      646       82.92      8.322
Rate/Term                                   724        152,711,629.20       9.42        210,927.66      621       81.72      7.941
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                       35
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                 DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DOCUMENTATION TYPE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                        4,942     $  964,464,850.50      59.51%      $195,156.79      607       80.30%     7.950%
Limited Documentation                       112         29,058,168.44       1.79        259,447.93      622       81.73      7.788
Stated Documentation                      2,494        627,067,217.32      38.69        251,430.32      642       80.30      8.584
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                                    DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CREDIT SCORE RANGE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

476--500                                     20     $    3,926,633.72       0.24%      $196,331.69      500       66.67%     9.044%
501--525                                    517         93,615,565.30       5.78        181,074.59      513       75.25      9.276
526--550                                    647        121,964,750.64       7.53        188,508.12      538       75.77      8.787
551--575                                    763        146,595,215.02       9.05        192,130.03      562       78.56      8.677
576--600                                  1,059        205,391,020.18      12.67        193,948.08      589       80.03      8.380
601--625                                  1,292        277,006,663.52      17.09        214,401.44      613       81.86      8.022
626--650                                  1,313        299,231,508.13      18.46        227,899.09      638       81.70      7.950
651--675                                    853        200,592,863.23      12.38        235,161.62      662       81.77      7.897
676--700                                    516        128,654,359.73       7.94        249,330.15      687       81.29      7.842
701--725                                    270         66,390,598.13       4.10        245,891.10      712       81.64      7.712
726--750                                    160         40,259,592.78       2.48        251,622.45      737       81.24      7.801
751--775                                    101         27,039,413.41       1.67        267,716.96      762       82.01      7.893
776--800                                     30          7,813,295.45       0.48        260,443.18      787       78.39      7.381
801--825                                      7          2,108,757.02       0.13        301,251.00      810       78.01      7.877
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                          DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PREPAYMENT PENALTY TERMS (MONTHS)         LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

 0                                        2,251     $  480,792,863.80      29.67%      $213,590.79      619       81.25%     8.702%
12                                          378        106,389,640.66       6.56        281,454.08      635       80.72      8.238
24                                        3,732        828,869,407.89      51.15        222,097.91      618       80.54      8.021
36                                        1,187        204,538,323.91      12.62        172,315.35      631       77.06      7.665
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                       36
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                      THE MORTGAGE LOANS (TOTAL COLLATERAL)

                                                      DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LIEN TYPE                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

First Lien                                7,327     $1,604,626,529.28      99.01%      $219,001.85      621       80.13%     8.163%
Second Lien                                 221         15,963,706.98       0.99         72,233.97      663       99.93     11.142
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    7,548     $1,620,590,236.26     100.00%      $214,704.59      621       80.32%     8.192%
====================================================================================================================================

                                       37
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                       $1,347,573,695.98
      NUMBER OF MORTGAGE LOANS:                                      5,850
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $230,354.48
      WEIGHTED AVERAGE GROSS COUPON:                                8.243%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          618
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                       80.75%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                       87.69%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 358
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         360
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                           25
      WEIGHTED AVERAGE GROSS MARGIN(1):                             6.190%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                         1.802%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                        1.498%
      INTEREST ONLY LOANS:                                          25.96%
      SILENT SECONDS:                                               35.78%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       38
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                                    DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PRODUCT TYPE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

2/1 ARM                                   1,630     $  273,512,222.67      20.30%      $167,798.91      609       80.32%     8.689%
2/1 ARM 5Y-IO                             1,130        343,740,266.94      25.51        304,194.93      649       81.97      7.709
3/1 ARM                                     236         37,505,279.14       2.78        158,920.67      621       81.56      8.309
3/1 ARM 5Y-IO                                24          6,125,910.00       0.45        255,246.25      650       78.50      7.624
40/30 2/1 ARM                             2,645        646,592,846.24      47.98        244,458.54      606       80.37      8.350
40/30 3/1 ARM                               175         38,362,507.30       2.85        219,214.33      606       78.93      8.102
5/1 ARM                                      10          1,734,663.69       0.13        173,466.37      638       77.93      7.678
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                             DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT GROSS MORTGAGE RATE (%)           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                                 42     $   12,420,182.43       0.92%      $295,718.63      645       75.14%     5.832%
6.001--6.500                                132         39,354,217.40       2.92        298,138.01      654       76.91      6.332
6.501--7.000                                389        115,609,901.44       8.58        297,197.69      644       77.82      6.834
7.001--7.500                                638        173,484,273.00      12.87        271,918.92      636       79.98      7.286
7.501--8.000                              1,151        289,631,438.27      21.49        251,634.61      628       79.97      7.788
8.001--8.500                                905        208,960,353.07      15.51        230,895.42      620       80.79      8.288
8.501--9.000                              1,016        213,191,214.96      15.82        209,833.87      603       81.24      8.776
9.001--9.500                                610        120,487,263.01       8.94        197,520.10      596       82.79      9.267
9.501--10.000                               538        103,111,133.43       7.65        191,656.38      587       84.00      9.754
10.001--10.500                              233         41,687,408.89       3.09        178,915.92      587       85.09     10.256
10.501--11.000                              137         21,545,538.89       1.60        157,266.71      590       84.45     10.751
11.001--11.500                               39          5,638,622.16       0.42        144,580.06      572       78.73     11.263
11.501--12.000                               12          1,195,795.78       0.09         99,649.65      555       65.86     11.685
12.001--12.500                                7          1,174,358.61       0.09        167,765.52      530       72.72     12.259
12.501--13.000                                1             81,994.64       0.01         81,994.64      508       56.55     12.825
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       39
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                              22     $    1,092,676.32       0.08%      $ 49,667.11      573       57.82%     9.140%
50,000.01--100,000.00                       822         64,148,845.53       4.76         78,039.96      599       80.24      8.924
100,000.01--150,000.00                    1,169        146,813,958.41      10.89        125,589.36      601       79.49      8.635
150,000.01--200,000.00                      918        160,262,629.45      11.89        174,578.03      608       78.64      8.418
200,000.01--250,000.00                      817        182,678,711.84      13.56        223,596.95      610       80.12      8.336
250,000.01--300,000.00                      584        159,955,325.00      11.87        273,896.10      615       80.27      8.199
300,000.01--350,000.00                      405        131,611,769.93       9.77        324,967.33      618       81.46      8.182
350,000.01--400,000.00                      362        136,023,688.21      10.09        375,756.04      625       81.34      8.009
400,000.01--450,000.00                      264        112,477,172.96       8.35        426,049.90      632       81.86      7.935
450,000.01--500,000.00                      248        118,510,345.25       8.79        477,864.30      632       81.93      7.946
500,000.01--550,000.00                      113         59,112,264.26       4.39        523,117.38      643       83.18      7.951
550,000.01--600,000.00                       76         43,592,663.72       3.23        573,587.68      643       82.82      8.087
600,000.01--650,000.00                       50         31,293,645.10       2.32        625,872.90      632       83.75      8.051
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                          DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)      LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                              22     $    1,092,676.32       0.08%      $ 49,667.11      573       57.82%     9.140%
50,000.01--100,000.00                       822         64,148,845.53       4.76         78,039.96      599       80.24      8.924
100,000.01--150,000.00                    1,169        146,813,958.41      10.89        125,589.36      601       79.49      8.635
150,000.01--200,000.00                      918        160,262,629.45      11.89        174,578.03      608       78.64      8.418
200,000.01--250,000.00                      817        182,678,711.84      13.56        223,596.95      610       80.12      8.336
250,000.01--300,000.00                      584        159,955,325.00      11.87        273,896.10      615       80.27      8.199
300,000.01--350,000.00                      406        131,961,532.48       9.79        325,028.41      618       81.40      8.181
350,000.01--400,000.00                      361        135,673,925.66      10.07        375,828.05      625       81.41      8.009
400,000.01--450,000.00                      264        112,477,172.96       8.35        426,049.90      632       81.86      7.935
450,000.01--500,000.00                      248        118,510,345.25       8.79        477,864.30      632       81.93      7.946
500,000.01--550,000.00                      113         59,112,264.26       4.39        523,117.38      643       83.18      7.951
550,000.01--600,000.00                       76         43,592,663.72       3.23        573,587.68      643       82.82      8.087
600,000.01--650,000.00                       50         31,293,645.10       2.32        625,872.90      632       83.75      8.051
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       40
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                             DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
REMAINING TERM (MONTHS)                   LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

301--360                                  5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                              DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)                    LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

301--360                                  5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                            DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                  3     $      244,881.73       0.02%      $ 81,627.24      544       13.74%     9.934%
15.01--20.00                                  3            405,420.10       0.03        135,140.03      621       16.77      8.134
20.01--25.00                                  5            603,252.38       0.04        120,650.48      610       23.86      8.377
25.01--30.00                                 11          1,255,914.30       0.09        114,174.03      595       27.15      8.235
30.01--35.00                                 23          3,683,585.32       0.27        160,155.88      578       32.73      8.332
35.01--40.00                                 26          4,785,883.02       0.36        184,072.42      592       37.73      8.080
40.01--45.00                                 39          6,264,373.32       0.46        160,624.96      596       42.78      7.698
45.01--50.00                                 48          8,362,063.05       0.62        174,209.65      575       48.19      7.991
50.01--55.00                                 57         10,463,529.98       0.78        183,570.70      583       52.65      8.252
55.01--60.00                                 93         22,573,584.90       1.68        242,726.72      597       58.42      7.940
60.01--65.00                                198         42,293,259.61       3.14        213,602.32      572       63.43      8.047
65.01--70.00                                238         54,421,892.26       4.04        228,663.41      573       68.61      8.226
70.01--75.00                                355         82,506,767.95       6.12        232,413.43      580       74.03      8.230
75.01--80.00                              2,566        596,835,808.05      44.29        232,593.85      638       79.84      7.977
80.01--85.00                                742        169,798,589.40      12.60        228,839.07      585       84.52      8.505
85.01--90.00                                988        225,286,667.32      16.72        228,022.94      618       89.69      8.640
90.01--95.00                                437        113,821,455.41       8.45        260,461.00      643       94.72      8.609
95.01--100.00                                18          3,966,767.88       0.29        220,375.99      677      100.00      9.788
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       41
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                            DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
COMBINED LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                  3     $      244,881.73       0.02%      $ 81,627.24      544       13.74%     9.934%
15.01--20.00                                  3            405,420.10       0.03        135,140.03      621       16.77      8.134
20.01--25.00                                  5            603,252.38       0.04        120,650.48      610       23.86      8.377
25.01--30.00                                 11          1,255,914.30       0.09        114,174.03      595       27.15      8.235
30.01--35.00                                 23          3,683,585.32       0.27        160,155.88      578       32.73      8.332
35.01--40.00                                 26          4,785,883.02       0.36        184,072.42      592       37.73      8.080
40.01--45.00                                 39          6,264,373.32       0.46        160,624.96      596       42.78      7.698
45.01--50.00                                 47          8,222,196.03       0.61        174,940.34      574       48.20      7.996
50.01--55.00                                 57         10,463,529.98       0.78        183,570.70      583       52.65      8.252
55.01--60.00                                 93         22,573,584.90       1.68        242,726.72      597       58.42      7.940
60.01--65.00                                194         41,636,498.85       3.09        214,621.13      572       63.42      8.058
65.01--70.00                                237         53,695,214.35       3.98        226,562.09      573       68.58      8.238
70.01--75.00                                349         81,871,431.35       6.08        234,588.63      580       74.02      8.226
75.01--80.00                                633        141,584,320.72      10.51        223,671.91      586       79.34      8.284
80.01--85.00                                667        156,192,964.43      11.59        234,172.36      584       84.48      8.480
85.01--90.00                                943        219,868,920.86      16.32        233,158.98      619       89.54      8.602
90.01--95.00                                521        127,674,072.09       9.47        245,055.80      639       93.63      8.634
95.01--100.00                             1,999        466,547,652.25      34.62        233,390.52      652       80.30      7.922
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                                        DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
STATE                                     LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

CA                                        1,288     $  458,645,321.53      34.03%      $356,091.09      631       79.63%     7.848%
FL                                          736        152,525,923.91      11.32        207,236.31      610       79.93      8.488
NY                                          228         76,839,385.97       5.70        337,014.85      625       80.65      8.009
NJ                                          231         61,181,443.28       4.54        264,854.73      623       81.02      8.438
AZ                                          285         59,430,711.54       4.41        208,528.81      614       80.40      8.234
IL                                          306         58,758,064.85       4.36        192,019.82      608       81.70      8.444
MA                                          193         55,022,595.19       4.08        285,091.17      610       80.46      8.344
MD                                          195         48,431,432.66       3.59        248,366.32      593       80.73      8.454
TX                                          302         38,258,074.37       2.84        126,682.37      610       82.00      8.563
WA                                          127         30,104,146.94       2.23        237,040.53      606       82.58      8.190
NV                                          122         28,136,992.16       2.09        230,631.08      632       79.64      8.288
VA                                          113         24,260,510.54       1.80        214,694.78      595       80.36      8.492
GA                                          158         23,996,282.26       1.78        151,875.20      612       83.73      8.746
PA                                          154         19,753,378.30       1.47        128,268.69      608       82.60      8.792
OR                                           83         16,828,485.52       1.25        202,752.84      610       81.88      8.575
Other                                     1,329        195,400,946.96      14.50        147,028.55      608       82.90      8.635
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       42
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                                   DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
OCCUPANCY                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Investment Property                         453     $   79,032,943.61       5.86%      $174,465.66      650       87.67%     9.348%
Primary Residence                         5,222      1,229,905,877.05      91.27        235,523.91      614       80.28      8.165
Second Home                                 175         38,634,875.32       2.87        220,770.72      665       81.31      8.459
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                                    DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PROPERTY TYPE                             LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

One Family                                4,278     $  957,912,732.50      71.08%      $223,916.02      615       80.45%     8.209%
Pud-Detached                                638        158,297,801.62      11.75        248,115.68      617       81.42      8.291
2-4 Unit                                    337        103,807,572.80       7.70        308,034.34      635       81.38      8.292
Condo                                       443         95,371,796.49       7.08        215,286.22      632       81.15      8.396
Pud-Attached                                154         32,183,792.57       2.39        208,985.67      621       83.14      8.415
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                                    DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LOAN PURPOSE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Purchase                                  2,712     $  598,836,507.74      44.44%      $220,809.92      644       82.71%     8.272%
Cash Out                                  2,614        627,414,056.77      46.56        240,020.68      594       78.62      8.262
Rate/Term                                   524        121,323,131.47       9.00        231,532.69      616       82.03      8.004
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       43
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                                 DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DOCUMENTATION TYPE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                        3,689     $  771,753,820.70      57.27%      $209,204.07      602       80.89%     8.006%
Limited Documentation                        97         26,057,386.77       1.93        268,632.85      623       82.01      7.751
Stated Documentation                      2,064        549,762,488.51      40.80        266,357.79      640       80.49      8.600
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                                    DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CREDIT SCORE RANGE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

476--500                                     19     $    3,830,686.99       0.28%      $201,615.10      500       66.34%     9.047%
501--525                                    439         83,764,822.53       6.22        190,808.25      513       75.22      9.239
526--550                                    530        105,954,942.37       7.86        199,914.99      538       75.95      8.769
551--575                                    631        128,337,481.06       9.52        203,387.45      562       79.34      8.728
576--600                                    857        177,371,601.32      13.16        206,968.03      588       80.50      8.414
601--625                                    999        232,510,885.62      17.25        232,743.63      613       82.28      8.041
626--650                                  1,007        251,085,499.66      18.63        249,340.12      638       82.17      7.972
651--675                                    620        159,379,845.54      11.83        257,064.27      662       82.39      7.951
676--700                                    360         98,434,795.10       7.30        273,429.99      688       82.11      7.937
701--725                                    175         48,725,464.90       3.62        278,431.23      712       82.25      7.766
726--750                                    115         31,080,974.61       2.31        270,269.34      737       81.30      7.807
751--775                                     75         20,515,042.18       1.52        273,533.90      762       83.24      8.157
776--800                                     18          4,739,574.58       0.35        263,309.70      787       80.17      7.486
801--825                                      5          1,842,079.52       0.14        368,415.90      810       82.54      8.076
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                          DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PREPAYMENT PENALTY TERMS (MONTHS)         LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0                                         1,851     $  430,972,151.16      31.98%      $232,832.06      617       81.42%     8.715%
12                                          261         76,045,113.13       5.64        291,360.59      628       81.18      8.381
24                                        3,580        812,301,613.43      60.28        226,899.89      617       80.39      7.992
36                                          158         28,254,818.26       2.10        178,827.96      617       79.62      7.898
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       44
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                              DISTRIBUTION BY INITIAL INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
INITIAL CAP (%)                           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

1.000                                        25     $    4,271,534.30       0.32%      $170,861.37      625       81.20%     8.465%
1.500                                     2,265        524,265,445.98      38.90        231,463.77      617       81.25      8.279
2.000                                     3,560        819,036,715.70      60.78        230,066.49      619       80.42      8.219
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                             DISTRIBUTION BY PERIODIC INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PERIODIC CAP (%)                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

1.000                                        25     $    4,271,534.30       0.32%      $170,861.37      625       81.20%     8.465%
1.500                                     5,825      1,343,302,161.68      99.68        230,609.81      618       80.75      8.243
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                                    DISTRIBUTION BY GROSS MARGIN

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ARM MARGIN (%)                            LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

3.001--4.000                                  3     $      558,585.96       0.04%      $186,195.32      587       85.30%     8.681%
4.001--5.000                                  5          1,024,097.78       0.08        204,819.56      603       78.81      9.761
5.001--6.000                              1,166        291,723,282.55      21.65        250,191.49      629       81.35      7.984
6.001--7.000                              4,456      1,009,694,527.82      74.93        226,592.13      617       81.09      8.269
7.001--8.000                                217         43,606,809.56       3.24        200,953.04      558       68.76      9.311
8.001--9.000                                  3            966,392.31       0.07        322,130.77      646       82.60      9.418
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       45
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                                DISTRIBUTION BY MAXIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
MAXIMUM MORTGAGE RATE (%)                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

12.001--13.000                               44     $   12,809,257.48       0.95%      $291,119.49      645       75.47%     5.856%
13.001--14.000                              526        155,516,290.02      11.54        295,658.35      646       77.53      6.713
14.001--15.000                            1,792        464,372,064.95      34.46        259,136.20      631       80.01      7.605
15.001--16.000                            1,916        420,576,128.74      31.21        219,507.37      611       81.01      8.535
16.001--17.000                            1,144        223,097,688.31      16.56        195,015.46      592       83.35      9.491
17.001--18.000                              369         63,111,495.29       4.68        171,033.86      588       84.86     10.424
18.001--19.000                               51          6,834,417.94       0.51        134,008.19      569       76.48     11.337
19.001 >=                                     8          1,256,353.25       0.09        157,044.16      528       71.67     12.296
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                                DISTRIBUTION BY MINIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
MINIMUM MORTGAGE RATE (%)                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

5.001--6.000                                 14     $    3,735,767.34       0.28%      $266,840.52      663       77.47%     5.806%
6.001--7.000                                545        162,482,907.46      12.06        298,133.78      647       77.48      6.659
7.001--8.000                              1,793        464,281,337.74      34.45        258,941.07      631       79.94      7.598
8.001--9.000                              1,921        422,151,568.03      31.33        219,756.15      611       81.02      8.534
9.001--10.000                             1,148        223,598,396.44      16.59        194,772.12      592       83.35      9.491
10.001--11.000                              370         63,232,947.78       4.69        170,899.86      588       84.87     10.425
11.001--12.000                               51          6,834,417.94       0.51        134,008.19      569       76.48     11.337
12.001 >=                                     8          1,256,353.25       0.09        157,044.16      528       71.67     12.296
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       46
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                 THE MORTGAGE LOANS (ADJUSTABLE RATE COLLATERAL)

                                            DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
INITIAL INTEREST RATE ADJUSTMENT        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DATE                                      LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

January 1, 2008                               1     $      106,861.89       0.01%      $106,861.89      777       80.00%     7.425%
February 1, 2008                             13          3,320,870.71       0.25        255,451.59      578       75.82      9.069
March 1, 2008                                32         10,116,287.65       0.75        316,133.99      603       79.44      7.770
April 1, 2008                               188         44,446,868.49       3.30        236,419.51      615       81.46      8.147
May 1, 2008                                 313         76,542,751.02       5.68        244,545.53      619       83.24      8.202
June 1, 2008                              1,584        404,302,278.30      30.00        255,241.34      623       81.42      8.210
July 1, 2008                              3,274        725,009,417.79      53.80        221,444.54      616       80.19      8.286
April 1, 2009                                 1            289,413.70       0.02        289,413.70      610       95.00      7.990
May 1, 2009                                   1            428,000.00       0.03        428,000.00      631       80.00      7.850
June 1, 2009                                 18          3,560,817.34       0.26        197,823.19      613       82.39      8.304
July 1, 2009                                415         77,715,465.40       5.77        187,266.18      617       79.94      8.157
2011-05-01                                    2            307,920.17       0.02        153,960.09      606       81.32      7.667
2011-06-01                                    3            486,815.57       0.04        162,271.86      635       69.90      7.271
2011-07-01                                    5            939,927.95       0.07        187,985.59      650       80.98      7.893
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                                      DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LIEN TYPE                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

First Lien                                5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    5,850     $1,347,573,695.98     100.00%      $230,354.48      618       80.75%     8.243%
====================================================================================================================================

                                       47
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

  Statistics for the Mortgage Loans listed below are based on the Cut-off Date scheduled balances.

      SCHEDULED PRINICPAL BALANCE:                         $273,016,540.28
      NUMBER OF MORTGAGE LOANS:                                      1,698
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $160,787.13
      WEIGHTED AVERAGE GROSS COUPON:                                7.941%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          635
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(1):                       78.23%
      WEIGHTED AVERAGE COMBINED LTV RATIO(1):                       81.53%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 354
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS) :                        355

--------------------------------------------------------------------------------

(1)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined ("CLTV") loan-to-value of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       48
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                                    DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PRODUCT TYPE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

40/30 Fixed                                 561     $  134,405,744.15      49.23%      $239,582.43      635       77.16%     7.614%
Fixed                                     1,137        138,610,796.13      50.77        121,909.23      636       79.27      8.259
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                             DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT GROSS MORTGAGE RATE (%)           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

6.001--6.500                                126     $   32,053,619.70      11.74%      $254,393.81      680       69.51%     6.433%
6.501--7.000                                227         50,993,690.21      18.68        224,641.81      655       74.52      6.790
7.001--7.500                                178         37,726,909.28      13.82        211,948.93      643       78.17      7.289
7.501--8.000                                271         49,026,323.15      17.96        180,908.94      632       79.51      7.788
8.001--8.500                                190         30,588,827.77      11.20        160,993.83      627       78.74      8.263
8.501--9.000                                208         26,348,672.74       9.65        126,676.31      604       78.81      8.781
9.001--9.500                                 99         12,014,702.03       4.40        121,360.63      597       79.86      9.267
9.501--10.000                               123         12,399,911.78       4.54        100,812.29      573       81.30      9.755
10.001--10.500                               80          6,804,390.29       2.49         85,054.88      604       87.04     10.266
10.501--11.000                               61          4,931,247.87       1.81         80,840.13      641       95.34     10.777
11.001--11.500                               49          3,934,962.30       1.44         80,305.35      637       94.06     11.267
11.501--12.000                               41          3,045,862.26       1.12         74,289.32      633       95.29     11.805
12.001--12.500                               34          2,344,620.51       0.86         68,959.43      619       96.87     12.305
12.501--13.000                                8            591,177.61       0.22         73,897.20      624      100.00     12.748
13.001--13.500                                3            211,622.78       0.08         70,540.93      623       98.88     13.369
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                       49
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                              96     $    4,016,921.16       1.47%      $ 41,842.93      628       85.83%    10.364%
50,000.01--100,000.00                       616         46,564,618.42      17.06         75,591.91      617       80.80      8.972
100,000.01--150,000.00                      364         44,467,618.95      16.29        122,163.79      626       78.29      8.355
150,000.01--200,000.00                      185         32,482,081.75      11.90        175,578.82      634       75.39      7.949
200,000.01--250,000.00                      137         30,968,392.75      11.34        226,046.66      623       74.31      7.456
250,000.01--300,000.00                       88         24,469,530.24       8.96        278,062.84      633       76.89      7.585
300,000.01--350,000.00                       52         16,956,120.86       6.21        326,079.25      654       77.73      7.519
350,000.01--400,000.00                       49         18,157,619.49       6.65        370,563.66      636       78.03      7.306
400,000.01--450,000.00                       35         14,926,174.38       5.47        426,462.13      675       79.65      7.355
450,000.01--500,000.00                       27         12,787,118.62       4.68        473,596.99      636       80.50      7.397
500,000.01--550,000.00                       27         14,286,133.66       5.23        529,116.06      671       79.62      7.271
550,000.01--600,000.00                       15          8,586,772.75       3.15        572,451.52      672       79.95      7.220
600,000.01--650,000.00                        7          4,347,437.25       1.59        621,062.46      655       83.03      7.394
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                          DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)      LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                              98     $    4,114,276.46       1.51%      $ 41,982.41      628       86.10%    10.409%
50,000.01--100,000.00                       614         46,467,263.12      17.02         75,679.58      617       80.77      8.965
100,000.01--150,000.00                      364         44,467,618.95      16.29        122,163.79      626       78.29      8.355
150,000.01--200,000.00                      185         32,482,081.75      11.90        175,578.82      634       75.39      7.949
200,000.01--250,000.00                      138         31,216,601.75      11.43        226,207.26      623       74.24      7.448
250,000.01--300,000.00                       87         24,221,321.24       8.87        278,405.99      632       77.01      7.596
300,000.01--350,000.00                       52         16,956,120.86       6.21        326,079.25      654       77.73      7.519
350,000.01--400,000.00                       49         18,157,619.49       6.65        370,563.66      636       78.03      7.306
400,000.01--450,000.00                       35         14,926,174.38       5.47        426,462.13      675       79.65      7.355
450,000.01--500,000.00                       27         12,787,118.62       4.68        473,596.99      636       80.50      7.397
500,000.01--550,000.00                       27         14,286,133.66       5.23        529,116.06      671       79.62      7.271
550,000.01--600,000.00                       15          8,586,772.75       3.15        572,451.52      672       79.95      7.220
600,000.01--650,000.00                        7          4,347,437.25       1.59        621,062.46      655       83.03      7.394
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                       50
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                             DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
REMAINING TERM (MONTHS)                   LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

61--120                                       3     $      184,253.26       0.07%      $ 61,417.75      624       69.01%     7.434%
121--180                                     48          4,245,026.37       1.55         88,438.05      613       67.89      7.958
181--240                                     39          3,691,376.40       1.35         94,650.68      620       72.89      8.008
241--300                                      3            430,326.19       0.16        143,442.06      656       75.42      6.933
301--360                                  1,605        264,465,558.06      96.87        164,776.05      636       78.48      7.942
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                              DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)                    LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

61--120                                       3     $      184,253.26       0.07%      $ 61,417.75      624       69.01%     7.434%
121--180                                     48          4,245,026.37       1.55         88,438.05      613       67.89      7.958
181--240                                     39          3,691,376.40       1.35         94,650.68      620       72.89      8.008
241--300                                      3            430,326.19       0.16        143,442.06      656       75.42      6.933
301--360                                  1,605        264,465,558.06      96.87        164,776.05      636       78.48      7.942
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                       51
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                            DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                  4     $      294,396.17       0.11%      $ 73,599.04      592       14.53%     8.617%
15.01--20.00                                  4            477,397.38       0.17        119,349.35      599       18.94      7.778
20.01--25.00                                  1            149,845.52       0.05        149,845.52      563       24.00      9.375
25.01--30.00                                  6            760,712.16       0.28        126,785.36      616       28.58      7.376
30.01--35.00                                 12          1,153,718.11       0.42         96,143.18      654       32.21      7.321
35.01--40.00                                 12          1,658,047.40       0.61        138,170.62      624       37.50      7.321
40.01--45.00                                 25          3,133,362.84       1.15        125,334.51      612       42.82      7.587
45.01--50.00                                 29          5,218,879.19       1.91        179,961.35      633       48.11      7.405
50.01--55.00                                 30          4,776,483.19       1.75        159,216.11      643       52.80      7.201
55.01--60.00                                 59         12,674,758.52       4.64        214,826.42      641       58.11      7.164
60.01--65.00                                 87         15,770,470.47       5.78        181,269.78      627       63.49      7.209
65.01--70.00                                 93         16,082,069.92       5.89        172,925.48      619       68.40      7.499
70.01--75.00                                136         22,717,774.64       8.32        167,042.46      613       73.68      7.638
75.01--80.00                                526         83,997,297.30      30.77        159,690.68      648       79.63      7.940
80.01--85.00                                180         34,342,222.10      12.58        190,790.12      618       83.90      7.793
85.01--90.00                                184         36,936,522.39      13.53        200,741.97      627       89.49      7.992
90.01--95.00                                 88         16,539,445.65       6.06        187,948.25      654       94.53      7.795
95.01--100.00                               222         16,333,137.33       5.98         73,572.69      664       99.93     11.030
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
===================================================================================================================================

                                       52
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                            DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
COMBINED LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                  4     $      294,396.17       0.11%      $ 73,599.04      592       14.53%     8.617%
15.01--20.00                                  4            477,397.38       0.17        119,349.35      599       18.94      7.778
20.01--25.00                                  1            149,845.52       0.05        149,845.52      563       24.00      9.375
25.01--30.00                                  6            760,712.16       0.28        126,785.36      616       28.58      7.376
30.01--35.00                                 12          1,153,718.11       0.42         96,143.18      654       32.21      7.321
35.01--40.00                                 11          1,499,864.88       0.55        136,351.35      618       37.28      7.302
40.01--45.00                                 25          3,133,362.84       1.15        125,334.51      612       42.82      7.587
45.01--50.00                                 27          4,697,034.66       1.72        173,964.25      625       47.96      7.446
50.01--55.00                                 30          5,020,050.31       1.84        167,335.01      648       52.45      7.175
55.01--60.00                                 57         12,398,194.47       4.54        217,512.18      642       58.13      7.162
60.01--65.00                                 87         15,868,262.51       5.81        182,393.82      627       63.44      7.212
65.01--70.00                                 93         16,082,069.92       5.89        172,925.48      619       68.40      7.499
70.01--75.00                                133         22,500,408.87       8.24        169,176.01      613       73.68      7.622
75.01--80.00                                285         41,813,567.83      15.32        146,714.27      624       79.27      7.810
80.01--85.00                                171         32,797,551.76      12.01        191,798.55      619       83.77      7.782
85.01--90.00                                178         36,600,054.13      13.41        205,618.28      628       89.45      7.963
90.01--95.00                                 99         17,502,500.71       6.41        176,792.94      650       93.97      7.862
95.01--100.00                               475         60,267,548.05      22.07        126,879.05      668       85.25      8.869
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                                        DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
STATE                                     LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

CA                                          304     $   74,441,979.71      27.27%      $244,874.93      644       76.25%     7.545%
FL                                          229         33,878,445.65      12.41        147,940.81      625       75.39      8.001
NY                                           98         28,128,059.36      10.30        287,021.01      656       80.41      7.878
TX                                          283         27,281,819.06       9.99         96,402.19      629       80.48      8.106
NJ                                           46          9,760,561.50       3.58        212,186.12      643       78.75      8.100
IL                                           64          9,455,087.65       3.46        147,735.74      622       81.20      8.229
HI                                           25          8,656,026.23       3.17        346,241.05      676       79.02      7.070
MA                                           32          7,334,560.32       2.69        229,205.01      639       77.63      7.856
PA                                           56          6,578,344.56       2.41        117,470.44      625       82.09      8.321
AZ                                           43          6,339,301.35       2.32        147,425.61      627       77.42      7.797
MD                                           30          6,195,431.60       2.27        206,514.39      624       70.32      7.943
OH                                           54          4,668,215.02       1.71         86,448.43      608       83.99      8.796
GA                                           37          3,833,758.18       1.40        103,615.09      627       83.09      8.890
TN                                           36          3,806,176.32       1.39        105,727.12      641       83.62      8.293
WA                                           21          3,072,965.88       1.13        146,331.71      641       83.19      7.970
Other                                       340         39,585,807.89      14.50        116,428.85      619       79.05      8.398
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                       53
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                                   DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
OCCUPANCY                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Investment Property                          24     $    3,198,427.05       1.17%      $133,267.79      654       81.28%     8.731%
Primary Residence                         1,637        264,535,250.40      96.89        161,597.59      634       78.13      7.919
Second Home                                  37          5,282,862.83       1.93        142,780.08      684       81.50      8.586
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                                    DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PROPERTY TYPE                             LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

One Family                                1,332     $  205,757,088.77      75.36%      $154,472.29      630       78.11%     7.947%
Pud-Detached                                168         27,088,033.34       9.92        161,238.29      646       79.04      7.893
2-4 Unit                                     81         21,444,330.48       7.85        264,744.82      658       79.72      7.925
Condo                                        86         14,181,856.01       5.19        164,905.30      658       77.11      7.920
Pud-Attached                                 29          4,260,657.62       1.56        146,919.23      622       76.14      8.142
Modular Home                                  2            284,574.06       0.10        142,287.03      605       65.84      7.876
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                                    DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LOAN PURPOSE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Cash Out                                  1,011     $  179,293,582.48      65.67%      $177,342.81      625       75.50%     7.684%
Purchase                                    487         62,334,460.07      22.83        127,996.84      664       84.93      8.805
Rate/Term                                   200         31,388,497.73      11.50        156,942.49      639       80.52      7.697
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                       54
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                                 DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DOCUMENTATION TYPE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                        1,253     $  192,711,029.80      70.59%      $153,799.70      626       77.92%     7.727%
Limited Documentation                        15          3,000,781.67       1.10        200,052.11      612       79.29      8.104
Stated Documentation                        430         77,304,728.81      28.32        179,778.44      661       78.97      8.470
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                                    DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CREDIT SCORE RANGE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

476--500                                      1     $       95,946.73       0.04%      $ 95,946.73      500       80.00%     8.925%
501--525                                     78          9,850,742.77       3.61        126,291.57      513       75.54      9.591
526--550                                    117         16,009,808.27       5.86        136,835.97      540       74.57      8.909
551--575                                    132         18,257,733.96       6.69        138,316.17      561       73.07      8.322
576--600                                    202         28,019,418.86      10.26        138,709.99      589       77.06      8.163
601--625                                    293         44,495,777.90      16.30        151,862.72      613       79.65      7.922
626--650                                    306         48,146,008.47      17.63        157,339.90      638       79.29      7.841
651--675                                    233         41,213,017.69      15.10        176,879.90      663       79.37      7.689
676--700                                    156         30,219,564.63      11.07        193,715.16      687       78.61      7.532
701--725                                     95         17,665,133.23       6.47        185,948.77      711       79.94      7.563
726--750                                     45          9,178,618.17       3.36        203,969.29      738       81.04      7.779
751--775                                     26          6,524,371.23       2.39        250,937.36      762       78.15      7.061
776--800                                     12          3,073,720.87       1.13        256,143.41      786       75.64      7.218
801--825                                      2            266,677.50       0.10        133,338.75      806       46.71      6.500
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                          DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PREPAYMENT PENALTY TERMS (MONTHS)         LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0                                           400     $   49,820,712.64      18.25%      $124,551.78      628       79.79%     8.594%
12                                          117         30,344,527.53      11.11        259,354.94      653       79.56      7.881
24                                          152         16,567,794.46       6.07        108,998.65      652       87.88      9.425
36                                        1,029        176,283,505.65      64.57        171,315.36      633       76.65      7.628
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                       55
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                   THE MORTGAGE LOANS (FIXED RATE COLLATERAL)

                                                      DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LIEN TYPE                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

First Lien                                1,477     $  257,052,833.30      94.15%      $174,037.12      634       76.88%     7.743%
Second Lien                                 221         15,963,706.98       5.85         72,233.97      663       99.93     11.142
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,698     $  273,016,540.28     100.00%      $160,787.13      635       78.23%     7.941%
====================================================================================================================================

                                       56
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

         Statistics for the Mortgage Loans listed below are based on the
                        Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                         $349,866,176.94
      NUMBER OF MORTGAGE LOANS:                                      1,154
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $303,176.93
      WEIGHTED AVERAGE GROSS COUPON:                                7.708%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          649
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                       81.91%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                       92.55%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 358
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         360
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                           24
      WEIGHTED AVERAGE GROSS MARGIN(1):                             6.107%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                         1.718%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                        1.499%
      INTEREST ONLY LOANS:                                         100.00%
      SILENT SECONDS:                                               54.02%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       57
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                                    DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PRODUCT TYPE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

2/1 ARM 5Y-IO                             1,130     $  343,740,266.94      98.25%      $304,194.93      649       81.97%     7.709%
3/1 ARM 5Y-IO                                24          6,125,910.00       1.75        255,246.25      650       78.50      7.624
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                             DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT GROSS MORTGAGE RATE (%)           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                                 18     $    5,890,888.68       1.68%      $327,271.59      643       75.95%     5.852%
6.001--6.500                                 50         17,507,495.06       5.00        350,149.90      669       78.59      6.347
6.501--7.000                                163         55,215,122.88      15.78        338,743.09      657       80.42      6.824
7.001--7.500                                225         69,532,809.09      19.87        309,034.71      651       81.62      7.270
7.501--8.000                                311         93,008,452.08      26.58        299,062.55      647       81.84      7.772
8.001--8.500                                182         49,295,378.89      14.09        270,853.73      644       82.81      8.274
8.501--9.000                                130         35,108,725.82      10.03        270,067.12      640       83.19      8.748
9.001--9.500                                 49         15,039,471.49       4.30        306,927.99      640       85.23      9.271
9.501--10.000                                19          6,838,351.96       1.95        359,913.26      642       87.65      9.720
10.001--10.500                                5          2,001,315.99       0.57        400,263.20      635       91.50     10.256
10.501--11.000                                2            428,165.00       0.12        214,082.50      695       95.00     10.742
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       58
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

50,000.01--100,000.00                        35     $    3,095,167.73       0.88%      $ 88,433.36      638       79.67%     8.023%
100,000.01--150,000.00                      131         16,673,577.59       4.77        127,279.22      632       80.06      7.973
150,000.01--200,000.00                      151         26,608,927.48       7.61        176,218.06      641       80.30      7.922
200,000.01--250,000.00                      171         38,271,433.28      10.94        223,809.55      642       81.07      7.753
250,000.01--300,000.00                      135         36,918,837.97      10.55        273,472.87      648       82.38      7.723
300,000.01--350,000.00                      109         35,608,406.21      10.18        326,682.63      643       82.49      7.511
350,000.01--400,000.00                      113         42,466,983.35      12.14        375,814.01      650       81.52      7.596
400,000.01--450,000.00                      106         45,019,072.77      12.87        424,708.23      657       82.22      7.520
450,000.01--500,000.00                      100         47,700,174.52      13.63        477,001.75      653       81.23      7.639
500,000.01--550,000.00                       52         27,178,501.17       7.77        522,663.48      660       82.86      7.700
550,000.01--600,000.00                       31         17,810,458.88       5.09        574,530.93      655       84.60      8.057
600,000.01--650,000.00                       20         12,514,635.99       3.58        625,731.80      648       84.91      8.031
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                          DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)      LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

50,000.01--100,000.00                        35     $    3,095,167.73       0.88%      $ 88,433.36      638       79.67%     8.023%
100,000.01--150,000.00                      131         16,673,577.59       4.77        127,279.22      632       80.06      7.973
150,000.01--200,000.00                      151         26,608,927.48       7.61        176,218.06      641       80.30      7.922
200,000.01--250,000.00                      171         38,271,433.28      10.94        223,809.55      642       81.07      7.753
250,000.01--300,000.00                      135         36,918,837.97      10.55        273,472.87      648       82.38      7.723
300,000.01--350,000.00                      109         35,608,406.21      10.18        326,682.63      643       82.49      7.511
350,000.01--400,000.00                      113         42,466,983.35      12.14        375,814.01      650       81.52      7.596
400,000.01--450,000.00                      106         45,019,072.77      12.87        424,708.23      657       82.22      7.520
450,000.01--500,000.00                      100         47,700,174.52      13.63        477,001.75      653       81.23      7.639
500,000.01--550,000.00                       52         27,178,501.17       7.77        522,663.48      660       82.86      7.700
550,000.01--600,000.00                       31         17,810,458.88       5.09        574,530.93      655       84.60      8.057
600,000.01--650,000.00                       20         12,514,635.99       3.58        625,731.80      648       84.91      8.031
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       59
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                             DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
REMAINING TERM (MONTHS)                   LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

301--360                                  1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                              DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)                    LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

301--360                                  1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                            DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

35.01--40.00                                  1     $      249,860.33       0.07%      $249,860.33      665       40.00%     8.500%
40.01--45.00                                  3            896,999.99       0.26        299,000.00      637       42.33      6.957
45.01--50.00                                  4            756,000.00       0.22        189,000.00      623       48.28      6.909
50.01--55.00                                  8          2,111,000.70       0.60        263,875.09      643       52.26      6.900
55.01--60.00                                  6          2,759,999.99       0.79        460,000.00      641       59.11      7.842
60.01--65.00                                 13          2,645,899.99       0.76        203,530.77      621       63.21      7.101
65.01--70.00                                 21          6,710,900.24       1.92        319,566.68      629       68.30      6.983
70.01--75.00                                 36         11,586,890.26       3.31        321,858.06      638       74.02      7.236
75.01--80.00                                724        206,524,795.33      59.03        285,255.24      657       79.92      7.671
80.01--85.00                                102         35,911,951.23      10.26        352,077.95      638       84.23      7.472
85.01--90.00                                151         51,119,456.46      14.61        338,539.45      638       89.58      8.034
90.01--95.00                                 85         28,592,422.42       8.17        336,381.44      637       94.74      8.189
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       60
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                            DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
COMBINED LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

35.01--40.00                                  1     $      249,860.33       0.07%      $249,860.33      665       40.00%     8.500%
40.01--45.00                                  3            896,999.99       0.26        299,000.00      637       42.33      6.957
45.01--50.00                                  4            756,000.00       0.22        189,000.00      623       48.28      6.909
50.01--55.00                                  8          2,111,000.70       0.60        263,875.09      643       52.26      6.900
55.01--60.00                                  6          2,759,999.99       0.79        460,000.00      641       59.11      7.842
60.01--65.00                                 13          2,645,899.99       0.76        203,530.77      621       63.21      7.101
65.01--70.00                                 21          6,710,900.24       1.92        319,566.68      629       68.30      6.983
70.01--75.00                                 36         11,586,890.26       3.31        321,858.06      638       74.02      7.236
75.01--80.00                                 76         22,272,649.69       6.37        293,061.18      637       79.36      7.180
80.01--85.00                                 90         32,473,327.13       9.28        360,814.75      637       84.23      7.399
85.01--90.00                                151         51,963,096.96      14.85        344,126.47      639       89.16      7.996
90.01--95.00                                 94         30,672,974.40       8.77        326,308.24      637       94.08      8.174
95.01--100.00                               651        184,766,577.26      52.81        283,819.63      659       80.08      7.745
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                                        DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
STATE                                     LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

CA                                          529     $  204,562,868.24      58.47%      $386,697.29      654       81.68%     7.589%
FL                                          115         26,750,185.58       7.65        232,610.31      646       81.21      7.943
AZ                                           64         15,735,063.54       4.50        245,860.37      638       82.49      7.736
NY                                           30         11,579,019.92       3.31        385,967.33      666       81.37      7.430
NJ                                           37         10,320,386.74       2.95        278,929.37      650       82.44      8.010
NV                                           41          9,529,716.55       2.72        232,432.11      653       82.52      7.945
WA                                           36          8,836,560.69       2.53        245,460.02      633       83.78      7.710
MA                                           19          7,135,949.97       2.04        375,576.31      628       84.49      8.199
MD                                           24          6,282,999.91       1.80        261,791.66      628       83.70      7.797
IL                                           23          5,191,263.28       1.48        225,707.10      637       80.51      7.876
MN                                           24          4,810,675.05       1.38        200,444.79      639       82.31      7.737
CO                                           21          4,579,120.00       1.31        218,053.33      640       82.89      7.553
GA                                           24          4,083,140.95       1.17        170,130.87      639       83.07      8.006
OR                                           21          3,923,016.19       1.12        186,810.29      647       82.79      8.008
HI                                            8          3,322,199.10       0.95        415,274.89      644       84.75      8.063
Other                                       138         23,224,011.23       6.64        168,289.94      634       81.44      8.031
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       61
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                                   DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
OCCUPANCY                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Investment Property                           1     $      204,300.00       0.06%      $204,300.00      658       90.00%     9.375%
Primary Residence                         1,105        337,604,794.50      96.50        305,524.70      648       81.93      7.692
Second Home                                  48         12,057,082.44       3.45        251,189.22      665       81.42      8.112
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                                    DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PROPERTY TYPE                             LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

One Family                                  822     $  252,752,741.12      72.24%      $307,485.09      649       82.10%     7.656%
Pud-Detached                                139         39,666,132.15      11.34        285,367.86      640       82.62      7.789
Condo                                       122         34,014,883.50       9.72        278,810.52      643       80.48      7.969
2-4 Unit                                     45         18,115,719.90       5.18        402,571.55      673       80.72      7.779
Pud-Attached                                 26          5,316,700.27       1.52        204,488.47      653       80.91      7.650
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                                    DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LOAN PURPOSE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Purchase                                    651     $  188,437,604.24      53.86%      $289,458.69      659       81.24%     7.799%
Cash Out                                    385        126,122,132.72      36.05        327,589.96      637       83.00      7.589
Rate/Term                                   118         35,306,439.98      10.09        299,207.12      639       81.62      7.648
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       62
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                                 DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DOCUMENTATION TYPE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                          736     $  200,074,265.23      57.19%      $271,840.03      638       81.71%     7.405%
Limited Documentation                        37         12,079,011.45       3.45        326,459.77      635       82.94      7.459
Stated Documentation                        381        137,712,900.26      39.36        361,451.18      666       82.13      8.169
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                                    DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CREDIT SCORE RANGE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

551--575                                      1     $      538,000.00       0.15%      $538,000.00      572       89.67%     6.990%
576--600                                    113         28,629,736.17       8.18        253,360.50      590       81.02      7.937
601--625                                    285         81,663,037.08      23.34        286,536.97      614       83.11      7.799
626--650                                    328         98,650,092.57      28.20        300,762.48      637       81.74      7.721
651--675                                    190         59,542,674.98      17.02        313,382.50      662       82.12      7.719
676--700                                    114         39,726,305.56      11.35        348,476.36      687       81.52      7.678
701--725                                     60         20,710,149.94       5.92        345,169.17      711       80.22      7.358
726--750                                     36         11,097,310.22       3.17        308,258.62      736       80.59      7.305
751--775                                     18          5,812,590.44       1.66        322,921.69      764       81.76      7.503
776--800                                      6          2,453,519.99       0.70        408,920.00      787       80.00      7.071
801--825                                      3          1,042,759.99       0.30        347,586.66      811       81.73      7.764
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                          DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PREPAYMENT PENALTY TERMS (MONTHS)         LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0                                           212     $   65,713,792.36      18.78%      $309,970.72      651       82.07%     8.532%
12                                           72         23,505,676.64       6.72        326,467.73      649       81.75      7.905
24                                          858        257,216,097.94      73.52        299,785.66      648       81.95      7.483
36                                           12          3,430,610.00       0.98        285,884.17      640       77.59      7.440
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       63
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                              DISTRIBUTION BY INITIAL INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
INITIAL CAP (%)                           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

1.000                                         4     $    1,031,640.00       0.29%      $257,910.00      630       82.27%     8.976%
1.500                                       651        195,281,616.25      55.82        299,971.76      640       82.42      7.737
2.000                                       499        153,552,920.69      43.89        307,721.28      660       81.27      7.662
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                             DISTRIBUTION BY PERIODIC INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PERIODIC CAP (%)                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

1.000                                         4     $    1,031,640.00       0.29%      $257,910.00      630       82.27%     8.976%
1.500                                     1,150        348,834,536.94      99.71        303,334.38      649       81.91      7.704
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                                    DISTRIBUTION BY GROSS MARGIN

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ARM MARGIN (%)                            LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

5.001--6.000                                307     $   97,736,598.72      27.94%      $318,360.26      655       82.24%     7.535%
6.001--7.000                                846        251,772,578.22      71.96        297,603.52      646       81.78      7.775
7.001--8.000                                  1            357,000.00       0.10        357,000.00      610       85.00      7.650
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       64
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                                DISTRIBUTION BY MAXIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
MAXIMUM MORTGAGE RATE (%)                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

12.001--13.000                               18     $    5,890,888.68       1.68%      $327,271.59      643       75.95%     5.852%
13.001--14.000                              213         72,722,617.94      20.79        341,420.74      660       79.98      6.709
14.001--15.000                              539        163,419,901.17      46.71        303,190.91      649       81.74      7.564
15.001--16.000                              310         83,678,464.71      23.92        269,930.53      642       83.00      8.470
16.001--17.000                               67         21,724,823.45       6.21        324,251.10      640       85.96      9.407
17.001--18.000                                7          2,429,480.99       0.69        347,068.71      646       92.12     10.342
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                                DISTRIBUTION BY MINIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
MINIMUM MORTGAGE RATE (%)                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

5.001--6.000                                  7     $    2,123,239.19       0.61%      $303,319.88      661       78.92%     5.909%
6.001--7.000                                224         76,490,267.43      21.86        341,474.41      658       79.70      6.665
7.001--8.000                                536        162,541,261.17      46.46        303,248.62      649       81.75      7.557
8.001--9.000                                312         84,404,104.71      24.12        270,525.98      642       82.97      8.471
9.001--10.000                                68         21,877,823.45       6.25        321,732.70      640       85.99      9.411
10.001--11.000                                7          2,429,480.99       0.69        347,068.71      646       92.12     10.342
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                            DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
INITIAL INTEREST RATE ADJUSTMENT DATE     LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

February 1, 2008                              1     $      165,702.95       0.05%      $165,702.95      657       80.00%     7.250%
March 1, 2008                                12          5,275,470.81       1.51        439,622.57      624       82.56      6.925
April 1, 2008                                33          9,953,207.12       2.84        301,612.34      629       85.09      7.249
May 1, 2008                                 130         36,578,653.28      10.46        281,374.26      633       83.21      7.560
June 1, 2008                                610        186,703,806.62      53.36        306,071.81      649       81.98      7.779
July 1, 2008                                344        105,063,426.16      30.03        305,416.94      658       81.22      7.721
May 1, 2009                                   1            428,000.00       0.12        428,000.00      631       80.00      7.850
July 1, 2009                                 23          5,697,910.00       1.63        247,735.22      651       78.39      7.607
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       65
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                  THE MORTGAGE LOANS (INTEREST ONLY COLLATERAL)

                                                      DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LIEN TYPE                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

First Lien                                1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    1,154     $  349,866,176.94     100.00%      $303,176.93      649       81.91%     7.708%
====================================================================================================================================

                                       66
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

--------------------------------------------------------------------------------
                               COLLATERAL SUMMARY
--------------------------------------------------------------------------------

         Statistics for the Mortgage Loans listed below are based on the
                        Cut-off Date scheduled balances.

      SCHEDULED PRINCIPAL BALANCE:                         $819,361,097.69
      NUMBER OF MORTGAGE LOANS:                                      3,381
      AVERAGE SCHEDULED PRINCIPAL BALANCE:                     $242,342.83
      WEIGHTED AVERAGE GROSS COUPON:                                8.218%
      WEIGHTED AVERAGE ORIGINAL CREDIT SCORE:                          610
      WEIGHTED AVERAGE ORIGINAL LTV RATIO(2):                       79.77%
      WEIGHTED AVERAGE COMBINED LTV RATIO(2):                       84.87%
      WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):                 358
      WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                         360
      WEIGHTED AVERAGE ROLL TERM(1) (MONTHS):                           25
      WEIGHTED AVERAGE GROSS MARGIN(1):                             6.215%
      WEIGHTED AVERAGE INITIAL RATE CAP(1):                         1.842%
      WEIGHTED AVERAGE PERIODIC RATE CAP(1):                        1.500%
      INTEREST ONLY LOANS:                                           0.00%
      SILENT SECONDS:                                               26.51%

--------------------------------------------------------------------------------

(1)   Includes adjustable-rate Mortgage Loans only.

(2)   The original loan-to-value ("OLTV") of a first-lien mortgage is a fraction, expressed as a percentage, the numerator of which is the principal balance of the Mortgage Loan at the date of origination and the denominator of which is the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan. The OLTV of a second lien Mortgage Loan is a fraction, expressed as a percentage the numerator of which is (i) the sum of (a) the principal balance of such
      Mortgage Loan at the date of origination plus (b) the outstanding balance of the senior mortgage loan at the date of origination of such Mortgage
      Loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

      The combined loan-to-value ("CLTV") of a mortgage is a fraction, expressed as a percentage, the numerator of which is (i) the sum of (a) the principal balance of such Mortgage Loan at the date of origination plus
      (b) either (x) for junior lien Mortgage Loans the outstanding balance of the senior lien mortgage loan at the date of origination of such Mortgage
      Loan, or (y) for first-lien Mortgage Loans the outstanding balance of any junior lien mortgage loan and the denominator of which is (ii) the lesser of the sales price of the related mortgage property and its appraised value determined in an appraisal obtained by the originator at origination of the Mortgage Loan.

                                       67
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                                    DISTRIBUTION BY PRODUCT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PRODUCT TYPE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

40/30 2/1 ARM                             2,645     $  646,592,846.24      78.91%      $244,458.54      606       80.37%     8.350%
40/30 3/1 ARM                               175         38,362,507.30       4.68        219,214.33      606       78.93      8.102
40/30 Fixed                                 561        134,405,744.15      16.40        239,582.43      635       77.16      7.614
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                             DISTRIBUTION BY CURRENT GROSS MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT GROSS MORTGAGE RATE (%)           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

5.501--6.000                                 20     $    5,624,602.88       0.69%      $281,230.14      642       73.58%     5.806%
6.001--6.500                                129         39,171,761.83       4.78        303,657.07      660       71.82      6.384
6.501--7.000                                270         77,126,726.02       9.41        285,654.54      636       75.52      6.825
7.001--7.500                                370        102,234,755.00      12.48        276,310.15      627       79.38      7.295
7.501--8.000                                640        165,210,692.12      20.16        258,141.71      618       79.48      7.798
8.001--8.500                                489        121,031,003.99      14.77        247,507.17      609       80.31      8.294
8.501--9.000                                584        131,224,585.69      16.02        224,699.63      594       80.81      8.782
9.001--9.500                                329         71,394,809.01       8.71        217,005.50      588       82.56      9.272
9.501--10.000                               313         63,999,641.25       7.81        204,471.70      579       83.50      9.752
10.001--10.500                              127         24,160,771.45       2.95        190,242.29      583       84.22     10.264
10.501--11.000                               73         12,595,916.90       1.54        172,546.81      587       84.38     10.753
11.001--11.500                               19          3,416,740.55       0.42        179,828.45      574       78.11     11.271
11.501--12.000                               11          1,172,533.88       0.14        106,593.99      542       58.16     11.732
12.001--12.500                                6            914,562.48       0.11        152,427.08      524       69.90     12.316
12.501--13.000                                1             81,994.64       0.01         81,994.64      508       56.55     12.825
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       68
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL MORTGAGE LOAN BALANCE ($)        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                               6     $      298,812.80       0.04%      $ 49,802.13      554       66.64%     9.817%
50,000.01--100,000.00                       339         27,117,714.01       3.31         79,993.26      596       78.40      8.936
100,000.01--150,000.00                      606         76,656,452.65       9.36        126,495.80      599       77.99      8.594
150,000.01--200,000.00                      563         98,631,636.46      12.04        175,189.41      600       77.25      8.427
200,000.01--250,000.00                      527        118,239,863.69      14.43        224,364.07      601       78.84      8.273
250,000.01--300,000.00                      400        109,925,958.86      13.42        274,814.90      609       79.19      8.150
300,000.01--350,000.00                      260         84,303,811.12      10.29        324,245.43      609       80.19      8.269
350,000.01--400,000.00                      239         89,453,798.46      10.92        374,283.68      614       80.90      8.022
400,000.01--450,000.00                      158         67,426,332.31       8.23        426,748.94      623       80.93      8.040
450,000.01--500,000.00                      138         65,915,981.10       8.04        477,652.04      615       82.20      8.002
500,000.01--550,000.00                       70         36,761,024.71       4.49        525,157.50      642       82.92      7.794
550,000.01--600,000.00                       44         25,231,801.97       3.08        573,450.04      640       81.31      7.876
600,000.01--650,000.00                       31         19,397,909.55       2.37        625,739.02      626       83.55      7.972
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                          DISTRIBUTION BY CURRENT UNPAID PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CURRENT UNPAID PRINCIPAL BALANCE ($)      LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0.01--50,000.00                               6     $      298,812.80       0.04%      $ 49,802.13      554       66.64%     9.817%
50,000.01--100,000.00                       339         27,117,714.01       3.31         79,993.26      596       78.40      8.936
100,000.01--150,000.00                      606         76,656,452.65       9.36        126,495.80      599       77.99      8.594
150,000.01--200,000.00                      563         98,631,636.46      12.04        175,189.41      600       77.25      8.427
200,000.01--250,000.00                      527        118,239,863.69      14.43        224,364.07      601       78.84      8.273
250,000.01--300,000.00                      400        109,925,958.86      13.42        274,814.90      609       79.19      8.150
300,000.01--350,000.00                      260         84,303,811.12      10.29        324,245.43      609       80.19      8.269
350,000.01--400,000.00                      239         89,453,798.46      10.92        374,283.68      614       80.90      8.022
400,000.01--450,000.00                      158         67,426,332.31       8.23        426,748.94      623       80.93      8.040
450,000.01--500,000.00                      138         65,915,981.10       8.04        477,652.04      615       82.20      8.002
500,000.01--550,000.00                       70         36,761,024.71       4.49        525,157.50      642       82.92      7.794
550,000.01--600,000.00                       44         25,231,801.97       3.08        573,450.04      640       81.31      7.876
600,000.01--650,000.00                       31         19,397,909.55       2.37        625,739.02      626       83.55      7.972
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       69
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                             DISTRIBUTION BY REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
REMAINING TERM (MONTHS)                   LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

301--360                                  3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                              DISTRIBUTION BY ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL TERM (MONTHS)                    LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

301--360                                  3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                            DISTRIBUTION BY ORIGINAL LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ORIGINAL LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                  1     $       75,964.64       0.01%      $ 75,964.64      548       14.21%     8.725%
15.01--20.00                                  5            622,554.47       0.08        124,510.89      608       18.16      7.407
20.01--25.00                                  4            516,316.95       0.06        129,079.24      624       24.27      8.525
25.01--30.00                                  5            630,521.29       0.08        126,104.26      590       27.19      7.935
30.01--35.00                                 16          2,309,670.47       0.28        144,354.40      578       32.50      8.222
35.01--40.00                                 16          3,327,722.35       0.41        207,982.65      591       37.88      7.750
40.01--45.00                                 34          5,258,001.90       0.64        154,647.11      599       42.82      7.634
45.01--50.00                                 46          9,149,040.85       1.12        198,892.19      591       48.31      7.697
50.01--55.00                                 35          7,060,028.13       0.86        201,715.09      603       52.85      7.809
55.01--60.00                                 90         21,790,183.81       2.66        242,113.15      609       58.26      7.528
60.01--65.00                                156         35,590,920.48       4.34        228,146.93      581       63.40      7.872
65.01--70.00                                188         44,198,135.05       5.39        235,096.46      577       68.60      8.162
70.01--75.00                                260         64,595,758.67       7.88        248,445.23      577       73.90      8.145
75.01--80.00                              1,207        297,595,319.55      36.32        246,557.85      631       79.76      8.048
80.01--85.00                                500        120,566,271.29      14.71        241,132.54      580       84.42      8.451
85.01--90.00                                572        137,842,251.08      16.82        240,982.96      612       89.67      8.576
90.01--95.00                                236         65,516,058.76       8.00        277,610.42      643       94.64      8.460
95.01--100.00                                10          2,716,377.95       0.33        271,637.80      671      100.00      9.842
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       70
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                            DISTRIBUTION BY COMBINED LOAN-TO-VALUE RATIO

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
COMBINED LOAN-TO-VALUE RATIO (%)          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

10.01--15.00                                  1     $       75,964.64       0.01%      $ 75,964.64      548       14.21%     8.725%
15.01--20.00                                  5            622,554.47       0.08        124,510.89      608       18.16      7.407
20.01--25.00                                  4            516,316.95       0.06        129,079.24      624       24.27      8.525
25.01--30.00                                  5            630,521.29       0.08        126,104.26      590       27.19      7.935
30.01--35.00                                 16          2,309,670.47       0.28        144,354.40      578       32.50      8.222
35.01--40.00                                 16          3,327,722.35       0.41        207,982.65      591       37.88      7.750
40.01--45.00                                 34          5,258,001.90       0.64        154,647.11      599       42.82      7.634
45.01--50.00                                 43          8,487,329.30       1.04        197,379.75      584       48.25      7.738
50.01--55.00                                 37          7,581,872.66       0.93        204,915.48      610       52.61      7.756
55.01--60.00                                 90         21,790,183.81       2.66        242,113.15      609       58.26      7.528
60.01--65.00                                152         35,151,929.93       4.29        231,262.70      581       63.39      7.868
65.01--70.00                                187         43,471,457.14       5.31        232,467.69      577       68.56      8.176
70.01--75.00                                256         64,134,731.59       7.83        250,526.30      576       73.90      8.136
75.01--80.00                                397         97,564,488.34      11.91        245,754.38      583       79.24      8.262
80.01--85.00                                455        112,111,287.57      13.68        246,398.43      580       84.33      8.435
85.01--90.00                                552        135,045,508.05      16.48        244,647.66      613       89.61      8.550
90.01--95.00                                274         71,902,128.72       8.78        262,416.53      639       93.71      8.475
95.01--100.00                               857        209,379,428.51      25.55        244,316.72      653       80.45      8.004
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                                        DISTRIBUTION BY STATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
STATE                                     LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

CA                                          796     $  269,022,595.01      32.83%      $337,968.08      617       77.69%     7.870%
FL                                          495        101,014,793.40      12.33        204,070.29      603       78.89      8.486
NY                                          188         71,325,181.22       8.70        379,389.26      627       81.01      7.930
MA                                          135         39,270,170.88       4.79        290,890.15      610       80.90      8.196
NJ                                          149         39,147,722.30       4.78        262,736.39      618       81.83      8.434
AZ                                          193         37,998,766.59       4.64        196,884.80      605       79.28      8.276
MD                                          136         35,661,703.06       4.35        262,218.40      590       80.15      8.398
IL                                          140         27,299,129.81       3.33        194,993.78      601       81.63      8.499
WA                                           77         18,369,702.94       2.24        238,567.57      593       81.60      8.209
VA                                           79         17,342,380.54       2.12        219,523.80      590       80.06      8.524
NV                                           74         16,089,473.12       1.96        217,425.31      617       77.56      8.383
GA                                           92         14,102,786.93       1.72        153,291.16      599       83.64      8.994
OR                                           53         10,889,107.06       1.33        205,454.85      604       80.64      8.530
HI                                           28         10,662,791.48       1.30        380,813.98      650       78.83      7.529
CT                                           47         10,572,952.04       1.29        224,956.43      604       78.74      8.287
Other                                       699        100,591,841.31      12.28        143,908.21      602       83.19      8.691
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       71
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                                   DISTRIBUTION BY OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
OCCUPANCY                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Investment Property                         254     $   50,665,720.04       6.18%      $199,471.34      645       87.28%     9.199%
Primary Residence                         3,033        747,733,065.60      91.26        246,532.50      607       79.23      8.143
Second Home                                  94         20,962,312.05       2.56        223,003.32      666       80.94      8.522
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                                    DISTRIBUTION BY PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PROPERTY TYPE                             LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

One Family                                2,462     $  580,452,889.78      70.84%      $235,764.78      606       79.30%     8.191%
Pud-Detached                                354         92,028,580.17      11.23        259,967.74      612       80.17      8.274
2-4 Unit                                    226         74,915,487.95       9.14        331,484.46      629       81.01      8.147
Condo                                       240         50,492,929.03       6.16        210,387.20      629       80.92      8.411
Pud-Attached                                 97         21,186,636.70       2.59        218,418.94      617       83.94      8.496
Modular Home                                  2            284,574.06       0.03        142,287.03      605       65.84      7.876
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                                    DISTRIBUTION BY LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LOAN PURPOSE                              LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Cash Out                                  1,880     $  467,186,452.27      57.02%      $248,503.43      591       77.52%     8.178%
Purchase                                  1,172        276,667,618.05      33.77        236,064.52      642       83.14      8.365
Rate/Term                                   329         75,507,027.37       9.22        229,504.64      614       81.38      7.928
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       72
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                                 DISTRIBUTION BY DOCUMENTATION TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
DOCUMENTATION TYPE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Full Documentation                        2,174     $  488,834,970.57      59.66%      $224,855.09      595       79.81%     7.986%
Limited Documentation                        40         11,070,083.97       1.35        276,752.10      599       80.01      7.938
Stated Documentation                      1,167        319,456,043.15      38.99        273,741.25      634       79.71      8.582
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                                    DISTRIBUTION BY CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
CREDIT SCORE RANGE                        LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

476--500                                     15     $    3,319,260.33       0.41%      $221,284.02      500       68.64%     9.018%
501--525                                    301         64,235,129.22       7.84        213,405.74      513       74.95      9.181
526--550                                    382         85,943,073.40      10.49        224,981.87      538       76.08      8.633
551--575                                    432        100,169,350.32      12.23        231,873.50      562       79.00      8.572
576--600                                    509        113,349,186.25      13.83        222,689.95      588       79.91      8.349
601--625                                    514        123,408,057.22      15.06        240,093.50      613       81.50      7.919
626--650                                    476        123,338,448.68      15.05        259,114.39      638       81.62      7.984
651--675                                    342         90,679,366.50      11.07        265,144.35      662       82.01      7.815
676--700                                    196         53,419,987.85       6.52        272,550.96      688       80.92      7.791
701--725                                     93         26,933,069.67       3.29        289,602.90      712       80.84      7.789
726--750                                     61         17,215,682.89       2.10        282,224.31      737       79.67      7.820
751--775                                     48         13,333,906.28       1.63        277,789.71      761       80.48      7.886
776--800                                     11          3,505,076.83       0.43        318,643.35      787       75.34      7.412
801--825                                      1            511,502.25       0.06        511,502.25      812       80.00      8.600
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                          DISTRIBUTION BY ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PREPAYMENT PENALTY TERMS (MONTHS)         LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

0                                           995     $  255,147,522.67      31.14%      $256,429.67      612       81.59%     8.659%
12                                          174         53,462,210.53       6.52        307,254.08      629       80.54      8.255
24                                        1,752        407,098,215.30      49.68        232,362.00      603       79.39      8.120
36                                          460        103,653,149.19      12.65        225,332.93      628       76.41      7.500
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       73
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                              DISTRIBUTION BY INITIAL INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
INITIAL CAP (%)                           LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Fixed                                       561     $  134,405,744.15      16.40%      $239,582.43      635       77.16%     7.614%
1.500                                       921        216,794,596.63      26.46        235,390.44      602       80.91      8.506
2.000                                     1,899        468,160,756.91      57.14        246,530.15      607       79.99      8.258
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                             DISTRIBUTION BY PERIODIC INTEREST RATE CAP

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
PERIODIC CAP (%)                          LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Fixed                                       561     $  134,405,744.15      16.40%      $239,582.43      635       77.16%     7.614%
1.500                                     2,820        684,955,353.54      83.60        242,891.97      606       80.29      8.336
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                                    DISTRIBUTION BY GROSS MARGIN

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
ARM MARGIN (%)                            LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Fixed                                       561     $  134,405,744.15      16.40%      $239,582.43      635       77.16%     7.614%
3.001--4.000                                  3            558,585.96       0.07        186,195.32      587       85.30      8.681
4.001--5.000                                  2            681,892.75       0.08        340,946.38      610       87.16     10.148
5.001--6.000                                570        144,227,569.78      17.60        253,030.82      613       80.76      8.135
6.001--7.000                              2,114        510,287,674.97      62.28        241,384.90      607       80.81      8.333
7.001--8.000                                131         29,199,630.08       3.56        222,897.94      554       68.54      9.340
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       74
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                                DISTRIBUTION BY MAXIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
MAXIMUM MORTGAGE RATE (%)                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Fixed                                       561     $  134,405,744.15      16.40%      $239,582.43      635       77.16%     7.614%
12.001--13.000                               20          5,624,602.88       0.69        281,230.14      642       73.58      5.806
13.001--14.000                              236         67,264,369.63       8.21        285,018.52      631       75.75      6.710
14.001--15.000                              832        220,755,138.32      26.94        265,330.70      619       79.34      7.617
15.001--16.000                              943        227,497,632.38      27.77        241,248.81      600       80.63      8.558
16.001--17.000                              577        124,500,548.53      15.19        215,772.18      584       83.20      9.495
17.001--18.000                              180         34,399,834.27       4.20        191,110.19      586       84.51     10.438
18.001--19.000                               27          4,125,246.50       0.50        152,786.91      568       74.22     11.357
19.001 >=                                     5            787,981.03       0.10        157,596.21      525       68.49     12.340
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                                DISTRIBUTION BY MINIMUM MORTGAGE RATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
MINIMUM MORTGAGE RATE (%)                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

Fixed                                       561     $  134,405,744.15      16.40%      $239,582.43      635       77.16%     7.614%
5.001--6.000                                  6          1,432,913.93       0.17        238,818.99      670       75.55      5.676
6.001--7.000                                247         70,489,586.39       8.60        285,382.94      632       75.70      6.656
7.001--8.000                                835        221,721,610.51      27.06        265,534.86      619       79.28      7.614
8.001--9.000                                943        227,497,632.38      27.77        241,248.81      600       80.63      8.558
9.001--10.000                               577        124,500,548.53      15.19        215,772.18      584       83.20      9.495
10.001--11.000                              180         34,399,834.27       4.20        191,110.19      586       84.51     10.438
11.001--12.000                               27          4,125,246.50       0.50        152,786.91      568       74.22     11.357
12.001 >=                                     5            787,981.03       0.10        157,596.21      525       68.49     12.340
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       75
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.

CARRINGTON MORTGAGE LOAN TRUST, SERIES 2006-NC3     $1,561,439,000 (APPROXIMATE)
ASSET BACKED PASS-THROUGH CERTIFICATES                             JULY 31, 2006
--------------------------------------------------------------------------------

                     THE MORTGAGE LOANS (BALLOON COLLATERAL)

                                            DISTRIBUTION BY INITIAL RATE ADJUSTMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
INITIAL INTEREST RATE ADJUSTMENT DATE     LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

January 1, 2008                               1     $      106,861.89       0.02%      $106,861.89      777       80.00%     7.425%
February 1, 2008                              9          2,508,207.89       0.37        278,689.77      572       78.95      9.146
March 1, 2008                                16          3,894,360.43       0.57        243,397.53      572       75.15      8.746
April 1, 2008                                90         23,434,346.60       3.42        260,381.63      607       80.33      8.232
May 1, 2008                                 112         28,916,583.69       4.22        258,183.78      606       83.95      8.676
June 1, 2008                                637        160,269,774.39      23.40        251,600.90      601       80.98      8.481
July 1, 2008                              1,780        427,462,711.35      62.41        240,147.59      608       79.95      8.278
April 1, 2009                                 1            289,413.70       0.04        289,413.70      610       95.00      7.990
June 1, 2009                                  9          1,937,707.16       0.28        215,300.80      626       80.93      8.114
July 1, 2009                                165         36,135,386.44       5.28        219,002.34      605       78.69      8.102
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    2,820     $  684,955,353.54     100.00%      $242,891.97      606       80.29%     8.336%
====================================================================================================================================

                                                      DISTRIBUTION BY LIEN TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                WEIGHTED
                                                                                                                AVERAGE
                                                                                                     WEIGHTED   ORIGINAL   WEIGHTED
                                        NUMBER OF                        PERCENTAGE      AVERAGE     AVERAGE     LOAN-     AVERAGE
                                        MORTGAGE                        OF PRINCIPAL    PRINCIPAL     CREDIT    TO-VALUE    GROSS
LIEN TYPE                                 LOANS     PRINCIPAL BALANCE     BALANCE        BALANCE      SCORE      RATIO      COUPON
------------------------------------------------------------------------------------------------------------------------------------

First Lien                                3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                    3,381     $  819,361,097.69     100.00%      $242,342.83      610       79.77%     8.218%
====================================================================================================================================

                                       76
--------------------------------------------------------------------------------
 The Depositor has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (the SEC) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and the offering.